                                                                [EXECUTION COPY]





           ---------------------------------------------------------


                      FIRST NORTH AMERICAN NATIONAL BANK
                            Transferor and Servicer

                                      and

                             BANKERS TRUST COMPANY
                                    Trustee

                      on behalf of the Certificateholders

                        ------------------------------

                           SERIES 2000-2 SUPPLEMENT
                         Dated as of November 29, 2000

                                      to

                    MASTER POOLING AND SERVICING AGREEMENT

                          Dated as of October 4, 1994


                        ------------------------------


                                 $275,000,000

                     CIRCUIT CITY CREDIT CARD MASTER TRUST

                                 SERIES 2000-2


           ---------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.     Designation.................................................    1
SECTION 2.     Definitions.................................................    1
SECTION 3.     Minimum Transferor Interest Percentage and Minimum Aggregate
               Principal Receivables.......................................   29
SECTION 4.     Reassignment and Transfer Terms.............................   29
SECTION 4A.    Interest Rate Caps..........................................   29
SECTION 5.     Delivery and Payment for the Certificates...................   35
SECTION 6.     Form of Delivery of the Series 2000-2 Certificate...........   35
SECTION 7.     Servicing Compensation......................................   35
SECTION 8.     Article IV of the Agreement.................................   36

                                  ARTICLE IV

                RIGHTS OF SERIES 2000-2 CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.2    Collections and Allocations.................................   36
Section 4.3    Determination of Monthly Interest...........................   38
Section 4.3A   Determination of LIBOR......................................   40
Section 4.4    Determination of Monthly Principal..........................   41
Section 4.5    Required Amount.............................................   42
Section 4.6    Application of Class A Available Funds, Class B Available
               Funds, CTO Available Funds, Class D Available Funds and
               Collections of Principal Receivables........................   44
Section 4.7    Defaulted Amounts; Adjustment Amounts, Investor Charge Offs;
               Reductions of Adjustment Amounts............................   48
Section 4.8    Excess Spread; Shared Excess Finance Charge Collections.....   52
Section 4.9    Subordinated Principal Collections..........................   54
Section 4.10   Principal Shortfall.........................................   55
Section 4.11   Finance Charge Shortfall....................................   56
Section 4.12   Spread Account..............................................   56
Section 4.13   Principal Funding Account...................................   58
Section 4.14   Reserve Account.............................................   60
Section 4.15   Postponement of Accumulation Period.........................   63
Section 4.16   Suspension of Accumulation Period...........................   63

                                                                            Page
                                                                            ----
SECTION 9.     Article V of the Agreement..................................   65

                                   ARTICLE V

                         DISTRIBUTIONS AND REPORTS TO

                              CERTIFICATEHOLDERS

Section 5.1    Distributions...............................................   65
Section 5.2    Statements to Series 2000-2 Certificateholder...............   67

SECTION 10.    Early Amortization Events...................................   67
SECTION 11.    CTO Defaults................................................   69
SECTION 12.    Restrictions on Transfer....................................   70
SECTION 13.    Tax Characterization of the Collateralized Trust Obligations
               and the Class D Certificates................................   76
SECTION 14.    Ratification of Master Pooling and Servicing Agreement......   76
SECTION 15.    Counterparts................................................   76
SECTION 16.    Governing Law...............................................   76
SECTION 17.    Subordination of Certain Termination Payments...............   77
SECTION 18.    FASIT Election..............................................   77
SECTION 19.    Paired Series...............................................   77

Exhibit A   Form of Class A Certificate
Exhibit B   Form of Class B Certificate
Exhibit C   Form of Collateralized Trust Obligation
Exhibit D   Form of Class D Certificate
Exhibit E   Formm of Monthly Servicer's Certificate
Exhibit F   Form of Monthly Certificateholder's Statement
Exhibit G   Form of Transfer Certification (Collateralized Trust
                           Obligations)
Exhibit H   Form of Transfer Certification (Class D Certificates)

     SERIES 2000-2 SUPPLEMENT, dated as of November 29, 2000 (this "Series
                                                                    ------
Supplement"), between FIRST NORTH AMERICAN NATIONAL BANK, a national banking
----------
association, as Transferor and Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of New York (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), as trustee under the Master Pooling and Servicing Agreement,
     -------
dated as of October 4, 1994, as amended (the "Agreement"), between the
                                              ---------
Transferor and Servicer and the Trustee.


                             PRELIMINARY STATEMENT

     Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into one or more Supplements to the Agreement for the purpose of authorizing the issuance by the Trust to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Investor Certificates.

     Section 1.     Designation. The Certificates issued hereunder shall be
                    -----------
designated generally as the Series 2000-2 Certificates. The Series 2000-2 Certificates shall be one of the Series of Investor Certificates in Group One and shall be a Principal Sharing Series. The Transferor and the Servicer hereby enter into this Series Supplement with the Trustee as required by Section 6.9(c) of the Agreement to provide for the issuance, authentication and delivery of the Class A Floating Rate Asset Backed Certificates, Series 2000-2, the Class B Floating Rate Asset Backed Certificates, Series 2000-2, the Collateralized Trust Obligations, Series 2000-2 and the Class D Floating Rate Asset Backed Certificates, Series 2000-2. The first Distribution Date with respect to Series 2000-2 shall be the January 2001 Distribution Date. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. Notwithstanding the foregoing, the provisions of
Section 6.9(b) of the Agreement with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Investor Certificates will be characterized as either indebtedness or an interest in a partnership under existing law for Federal income tax purposes shall not be applicable to the Class D Certificates .

     Section 2.     Definitions. All capitalized terms not otherwise defined
                    -----------
herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 2000-2 Certificates and no other Series of Certificates issued by the Trust. The following words and phrases shall have the following meanings with respect to the Series 2000-2 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

     "Accumulation Commencement Due Period" shall mean the Due Period in which
      ------------------------------------
the Accumulation Period commences.

     "Accumulation Period" shall mean, unless an Early Amortization Event with
      -------------------
respect to Series 2000-2 shall have occurred prior thereto, the period commencing at the close of business on the last day of the October 2002 Due Period, or such later date as shall be determined in accordance with Section
4.15 or Section 4.16, and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates and (c) the Stated Series Termination Date.

     "Accumulation Period Factor" shall mean, for each Due Period, a fraction,
      --------------------------
the numerator of which is equal to the sum of the initial invested amounts (or other corresponding amounts) of all outstanding Series and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts (or other corresponding amounts) of all outstanding Series (other than Series 2000-2) which are not expected to be in their revolving periods during such Due Period and (c) the initial invested amounts (or other corresponding amounts) of all outstanding Series (other than Series 2000-2) which are not allocating Shared Principal Collections to other Series and are expected to be in their revolving periods during such Due Period.

     "Accumulation Period Length" shall have the meaning specified in Section
      --------------------------
4.15.

     "Adjusted Invested Amount" shall mean, as of any date, an amount equal to
      ------------------------
the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount, the CTO Adjusted Invested Amount and the Class D Invested Amount, in each case as of such date.

     "Assignee" shall have the meaning specified in Section 12(f) of this Series
      --------
Supplement.

     "Available Principal Collections" shall mean, with respect to any
      -------------------------------
Distribution Date, an amount equal to (a) the applicable Invested Percentage of Collections of Principal Receivables for the preceding Due Period, plus (b) the
                                                                   ----
amounts included in Available Principal Collections with respect to such Distribution Date pursuant to Section 4.6 and Section 4.8, plus (c) Shared
                                                           ----
Principal Collections allocated to Series 2000-2, plus (d) during the Early
                                                  ----
Amortization Period, any amounts allocated to Series 2000-2 as described in
Section 4.10, minus (e) Subordinated Principal Collections applied pursuant to
              -----
Section 4.9 for such preceding Due Period.

     "Available Reserve Account Amount" shall mean, with respect to any
      --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in and available to be withdrawn from the Reserve Account on such Distribution Date (before giving effect to any deposit or withdrawal to be made to or from the Reserve Account on such date) and (b) the Required Reserve Account Amount with respect to such Distribution Date.

     "Available Spread Account Amount" shall mean, with respect to any
      -------------------------------
Distribution Date, the lesser of (a) the amount on deposit in and available to be withdrawn from the Spread Account on such Distribution Date (before giving effect to any deposit or withdrawal to be made to or from the Spread Account on such date) and (b) the Required Spread Account Amount with respect to such Distribution Date.

     "Average Excess Spread Percentage" shall mean, with respect to any
      --------------------------------
Distribution Date, the average of the Excess Spread Percentages for the three consecutive Due Periods preceding such Distribution Date; provided, however,
                                                          --------  -------
that (i) the Average Excess Spread Percentage with respect to the first Distribution Date shall equal the Excess Spread Percentage for the preceding Due Period and (ii) the Average Excess Spread Percentage with respect to the second Distribution Date shall equal the average of the Excess Spread Percentages for the two consecutive Due Periods preceding such Distribution Date.

     "Base Rate" shall mean, with respect to any Due Period, the sum of (a) the
      ---------
annualized percentage equivalent of a fraction, the numerator of which is the sum of the Class A Monthly Interest, the Class B Monthly Interest, the CTO Monthly Interest and the Class D Monthly Interest distributable on the Distribution Date immediately following the last day of such Due Period (adjusted, in the case of the first Due Period, by multiplying such sum by the percentage equivalent of a fraction, the numerator of which is 360 and the denominator of which is the number of days in the first Interest Period) and the denominator of which is the Adjusted Invested Amount as of the last day of the Due Period preceding such Due Period (or, in the case of the first Due Period, as of the Closing Date) and (b) the product of

(i) 2.00% per annum and (ii) the percentage equivalent of a fraction, the numerator of which is the Invested Amount and the denominator of which is the Adjusted Invested Amount, each as of the last day of such preceding Due Period (or, in the case of the first Due Period, as of the Closing Date).

     "Business Day" shall have the meaning specified in the Agreement.
      ------------

     "Class A Additional Interest" shall have the meaning specified in Section
      ---------------------------
4.3(a).

     "Class A Adjusted Invested Amount" shall mean, as of any date, an amount
      --------------------------------
equal to the sum of the Class A Invested Amount as of such date and the aggregate amount on deposit in the Principal Funding Account on such date in respect of Class A Monthly Principal (excluding interest and other investment earnings on such amount).

     "Class A Adjustment Amount" shall mean, with respect to any Distribution
      -------------------------
Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 2000-2 as of the end of the preceding Due Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Due Period preceding such preceding Due Period.

     "Class A Allocable Amount" shall mean, with respect to any Distribution
      ------------------------
Date, the sum of the Class A Default Amount with respect to such Distribution Date and the Class A Adjustment Amount with respect to such Distribution Date.

     "Class A Available Funds" shall mean, with respect to any Due Period, an
      -----------------------
amount equal to the sum of (a) the Class A Floating Allocation Percentage of Collections of Finance Charge Receivables for such Due Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Due Period in accordance with the Agreement, (b) the Class A Cap Payment, if any, deposited in the Collection Account on the Distribution Date immediately following the last day of such Due Period, (c) the portion of the Principal Funding Investment Proceeds, if any, withdrawn from the Principal Funding Account on the Distribution Date immediately following the last day of such Due Period and included in Class A Available Funds pursuant to Section 4.13(c), (d) the amount, if any, withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Due Period and included in Class A Available Funds pursuant to Section 4.14(d) and (e) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Due Period and included in Class A Available Funds pursuant to Section 4.14(e).

     "Class A Cap Payment" shall mean, with respect to any Distribution Date,
      -------------------
any payment made to the Trust pursuant to the Class A Interest Rate Cap with respect to such Distribution Date.

     "Class A Cap Rate" shall mean 7.50% per annum.
      ----------------

     "Class A Certificate Rate" shall mean, with respect to any Interest Period,
      ------------------------
a per annum rate of 0.23% in excess of LIBOR, as determined on the related LIBOR Determination Date.

     "Class A Certificateholder" shall mean the Person in whose name a Class A
      -------------------------
Certificate is registered in the Certificate Register.

     "Class A Certificates" shall mean any one of the Certificates executed by
      --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.
               ---------

     "Class A Default Amount" shall mean, with respect to any Distribution Date,
      ----------------------
an amount equal to the product of (i) the Default Amount for the preceding Due Period and (ii) the Class A Floating Allocation Percentage for such Due Period.

     "Class A Fixed Allocation Percentage" shall mean, with respect to any Due
      -----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to
                                        --------  -------
any Due Period in which Additional Accounts are included as Accounts pursuant to
Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided
                                                                  --------
further, that if the Series 2000-2 Certificates are paired with a Paired Series
-------
and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class A Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

     "Class A Floating Allocation Percentage" shall mean, with respect to any
      --------------------------------------
Due Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Due Period (or the Class A Initial Invested Amount, in the case of the first Due Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Due Period (or the Closing Date, in the case of the first Due Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Due
                             --------  -------
Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

     "Class A Initial Invested Amount" shall mean the aggregate initial
      -------------------------------
principal amount of the Class A Certificates, which is $200,750,000.

     "Class A Interest Rate Cap" shall mean the master agreement dated as of
      -------------------------
November 28, 2000 between the Transferor and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated as of November 28, 2000 between the Transferor and the Interest Rate Cap Provider, relating to the Class A Certificates and for the exclusive benefit of the Class A Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement.

     "Class A Interest Shortfall" shall have the meaning specified in Section
      --------------------------
4.3(a).

     "Class A Invested Amount" shall mean, as of any date, an amount equal to
      -----------------------
(a) the Class A Initial Invested Amount, minus (b) the aggregate amount
                                         -----
deposited into the Principal Funding Account prior to such date as Class A Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to the Class
         -----
A Certificateholders prior to such date, minus (d) the excess, if any, of the
                                         -----
aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs
      ----
reimbursed prior to such date pursuant to Section 4.8(b) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the Class A Invested Amount prior to such date pursuant to Section 4.7(f); provided, however, that the Class A Invested Amount
                            --------  -------
may not be reduced below zero.

     "Class A Investor Charge Offs" shall have the meaning specified in Section
      ----------------------------
4.7(a).

     "Class A Monthly Interest" shall have the meaning specified in Section
      ------------------------
4.3(a).

     "Class A Monthly Principal" shall have the meaning specified in Section
      -------------------------
4.4(a).

     "Class A Notional Amount" shall mean, as of any date, the notional amount
      -----------------------
of the Class A Interest Rate Cap as of such date as determined in accordance with the provisions of the Class A Interest Rate Cap.

     "Class A Penalty Rate" shall mean, for any Interest Period, the sum of the
      --------------------
Class A Certificate Rate for such Interest Period and 2.00% per annum.

     "Class A Required Amount" shall have the meaning specified in Section
      -----------------------
4.5(a).

     "Class A Servicing Fee" shall have the meaning specified in Section 7 of
      ---------------------
this Series Supplement.

     "Class B Additional Interest" shall have the meaning specified in Section
      ---------------------------
4.3(b).

     "Class B Adjusted Invested Amount" shall mean, as of any date, an amount
      --------------------------------
equal to the sum of the Class B Invested Amount as of such date and the aggregate amount on deposit in the Principal Funding Account on such date in respect of Class B Monthly Principal (excluding interest and other investment earnings on such amount).

     "Class B Adjustment Amount" shall mean, with respect to any Distribution
      -------------------------
Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 2000-2 as of the end of the preceding Due Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Due Period preceding such preceding Due Period.

     "Class B Allocable Amount" shall mean, with respect to any Distribution
      ------------------------
Date, the sum of the Class B Default Amount with respect to such Distribution Date and the Class B Adjustment Amount with respect to such Distribution Date.

     "Class B Available Funds" shall mean, with respect to any Due Period, an
      -----------------------
amount equal to the sum of (a) the Class B Floating Allocation Percentage of Collections of Finance Charge Receivables for such Due Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Due Period in accordance with the Agreement, (b) the Class B Cap Payment, if any, deposited in the Collection Account on the Distribution Date immediately following the last day of such Due Period, (c) the portion of the Principal Funding Investment Proceeds, if any, withdrawn from the Principal Funding Account on the Distribution Date immediately following the last day of such Due Period and included in Class B Available Funds pursuant to Section 4.13(c), (d) the amount, if any, withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Due Period and included in Class B Available Funds pursuant to Section 4.14(d) and (e) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Due Period and included in Class B Available Funds pursuant to Section 4.14(e).

     "Class B Cap Payment" shall mean, with respect to any Distribution Date,
      -------------------
any payment made to the Trust pursuant to the Class B Interest Rate Cap with respect to such Distribution Date.

     "Class B Cap Rate" shall mean 7.50% per annum.
      ----------------

     "Class B Certificate Rate" shall mean, with respect to any Interest Period,
      ------------------------
a per annum rate of 0.85% in excess of LIBOR, as determined on the related LIBOR Determination Date.

     "Class B Certificateholder" shall mean the Person in whose name a Class B
      -------------------------
Certificate is registered in the Certificate Register.

     "Class B Certificates" shall mean any one of the Certificates executed by
      --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.
               ---------

     "Class B Default Amount" shall mean, with respect to any Distribution Date,
      ----------------------
an amount equal to the product of (i) the Default Amount for the preceding Due Period and (ii) the Class B Floating Allocation Percentage for such Due Period.

     "Class B Fixed Allocation Percentage" shall mean, with respect to any Due
      -----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class B Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Due
                             --------
Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided further, that
                                                          ----------------
if the Series 2000-2 Certificates are paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class B Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

     "Class B Floating Allocation Percentage" shall mean, with respect to any
      --------------------------------------
Due Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class B Invested Amount as of the last day of the immediately preceding Due Period (or the Class B Initial Invested Amount, in the case of the first Due Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Due Period (or the Closing Date, in the case of the first Due Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Due
                             --------  -------
Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

     "Class B Initial Invested Amount" shall mean the aggregate initial
      -------------------------------
principal amount of the Class B Certificates, which is $31,625,000.

     "Class B Interest Rate Cap" shall mean the master agreement dated as of
      -------------------------
November 28, 2000 between the Transferor and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated as of November 28, 2000 between the Transferor and the Interest Rate Cap Provider, relating to the Class B Certificates and for the exclusive benefit of the Class B Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement.

     "Class B Interest Shortfall" shall have the meaning specified in Section
      --------------------------
4.3(b).

     "Class B Invested Amount" shall mean, as of any date, an amount equal to
      -----------------------
(a) the Class B Initial Invested Amount, minus (b) the aggregate amount
                                         -----
deposited into the Principal Funding Account prior to such date as Class B Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to the Class
         -----
B Certificateholders prior to such date, minus (d) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of
                                                         -----
Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), minus (f) an amount equal to the amount by
                                  -----
which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), plus (g) the sum of the amount of Excess
                                  ----
Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the Class B Invested Amount prior to such date pursuant to Section 4.7(f); provided, however, that the Class B Invested Amount
                            --------  -------
may not be reduced below zero.

     "Class B Investor Charge Offs" shall have the meaning specified in Section
      ----------------------------
4.7(b).

     "Class B Monthly Interest" shall have the meaning specified in Section
      ------------------------
4.3(b).

     "Class B Monthly Principal" shall have the meaning specified in Section
      -------------------------
4.4(b).

     "Class B Notional Amount" shall mean, as of any date, the notional amount
      -----------------------
of the Class B Interest Rate Cap as of such date as determined in accordance with the provisions of the Class B Interest Rate Cap.

     "Class B Penalty Rate" shall mean, for any Interest Period, the sum of the
      --------------------
Class B Certificate Rate for such Interest Period and 2.00% per annum.

     "Class B Principal Commencement Date" shall mean (i) unless the Early
      -----------------------------------
Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the first Distribution Date on which the aggregate amount on deposit in the Principal Funding Account in respect of Class A Monthly Principal equals the outstanding principal balance of the Class A Certificates and (ii) if the Early Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the Distribution Date on which the Class A Certificates are paid in full.

     "Class B Required Amount" shall have the meaning specified in Section
      -----------------------
4.5(b).

     "Class B Servicing Fee" shall have the meaning specified in Section 7 of
      ---------------------
this Series Supplement.

     "Class B Subordinated Principal Collections" shall mean, with respect to
      ------------------------------------------
any Due Period, an amount equal to the product of (i) the Class B Floating Allocation Percentage (with respect to any Due Period during the Revolving Period) or the Class B Fixed Allocation Percentage (with respect to any Due Period during the Accumulation Period or the Early Amortization Period) and (ii) the aggregate amount of Collections of Principal Receivables for such Due Period.

     "Class D Additional Interest" shall have the meaning specified in Section
      ---------------------------
4.3(d).

     "Class D Adjustment Amount" shall mean, with respect to any Distribution
      -------------------------
Date, an amount equal to the product of (i) the Series Adjustment Amount for Series 2000-2 as of the end of the preceding Due Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Due Period preceding such preceding Due Period.

     "Class D Allocable Amount" shall mean, with respect to any Distribution
      ------------------------
Date, the sum of the Class D Default Amount with respect to such Distribution Date and the Class D Adjustment Amount with respect to such Distribution Date.

     "Class D Available Funds" shall mean, with respect to any Due Period, the
      -----------------------
Class D Floating Allocation Percentage of Collections of Finance Charge Receivables for such Due Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Due Period in accordance with the Agreement.

     "Class D Certificate Rate" shall mean, with respect to any Interest Period,
      ------------------------
the rate designated in the letter agreement, dated November 29, 2000, between the Transferor and the Trustee; provided, however, that the Class D Certificate
                                --------  -------
Rate shall in no event exceed LIBOR plus 1.65% per annum.

     "Class D Certificateholder" shall mean the Person in whose name a Class D
      -------------------------
Certificate is registered in the Certificate Register.

     "Class D Certificates" shall mean any one of the Certificates executed by
      --------------------
the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D.
               ---------

     "Class D Default Amount" shall mean, with respect to any Distribution Date,
      ----------------------
an amount equal to the product of (i) the Default Amount for the preceding Due Period and (ii) the Class D Floating Allocation Percentage for such Due Period.

     "Class D Fixed Allocation Percentage" shall mean, with respect to any Due
      -----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class D Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to
                                        --------  -------
any Due Period in which Additional Accounts are included as Accounts pursuant to
Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided
                                                                  --------
further, that if the Series 2000-2 Certificates are paired with a Paired Series
-------
and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class D Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

     "Class D Floating Allocation Percentage" shall mean, with respect to any
      --------------------------------------
Due Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class D Invested Amount as of the last day of the immediately preceding Due Period (or the Class D Initial Invested Amount, in the case of the first

Due Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Due Period (or the Closing Date, in the case of the first Due Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Due
                             --------  -------
Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

     "Class D Initial Invested Amount" shall mean the aggregate initial
      -------------------------------
principal amount of the Class D Certificates, which is $16,500,000.

     "Class D Interest Shortfall" shall have the meaning specified in Section
      --------------------------
4.3(d).

     "Class D Invested Amount" shall mean, as of any date, an amount equal to
      -----------------------
(a) the Class D Initial Invested Amount, minus (b) the aggregate amount of
                                         -----
principal payments made to the Class D Certificateholders prior to such date, minus (c) the aggregate amount of Class D Investor Charge Offs for all prior
-----
Distribution Dates, minus (d) the amount of Class D Subordinated Principal
                    -----
Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), (b) or (c), minus (e) an amount equal to the amount by which the Class D
                    -----
Invested Amount has been reduced on all prior Distribution Dates pursuant to
Section 4.7(a), (b) or (c), plus (f) the sum of the amount of Excess Spread and
                            ----
Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(n) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the Class D Invested Amount prior to such date pursuant to
Section 4.7(f); provided, however, that the Class D Invested Amount may not be
                --------  -------
reduced below zero.

     "Class D Investor Charge Off" shall have the meaning specified in Section
      ---------------------------
4.7(d).

     "Class D Monthly Interest" shall have the meaning specified in Section
      ------------------------
4.3(d).

     "Class D Monthly Principal" shall have the meaning specified in Section
      -------------------------
4.4(d).

     "Class D Penalty Rate" shall mean, for any Interest Period, the sum of the
      --------------------
Class D Certificate Rate for such Interest Period and 2.00% per annum.

     "Class D Principal Commencement Date" shall mean the Distribution Date on
      -----------------------------------
which the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations are paid in full.

     "Class D Servicing Fee" shall have the meaning specified in Section 7 of
      ---------------------
this Series Supplement.

     "Class D Subordinated Principal Collections" shall mean, with respect to
      ------------------------------------------
any Due Period, an amount equal to the product of (i) the Class D Floating Allocation Percentage (with respect to any Due Period during the Revolving Period) or the Class D Fixed Allocation Percentage (with respect to any Due Period during the Accumulation Period or the Early Amortization Period) and (ii) the aggregate amount of Collections of Principal Receivables for such Due Period.

     "Closing Date" shall mean November 29, 2000.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Collateralized Trust Obligations" shall mean any one of the Collateralized
      --------------------------------
Trust Obligations executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C.
                                             ---------

     "Controlled Accumulation Amount" shall mean, for any Distribution Date with
      ------------------------------
respect to the Accumulation Period, $21,541,667; provided, however, that, if the
                                                 --------  -------
Accumulation Period Length shall be determined to be less than 12 months in accordance with Section 4.15, the Controlled Accumulation Amount for any Distribution Date with respect to the Accumulation Period shall be equal to (i) the product of (x) $258,500,000 and (y) the Accumulation Period Factor for the Due Period preceding such Distribution Date divided by (ii) the Required Accumulation Factor Number with respect to such Distribution Date.

     "Controlled Deposit Amount" shall mean, for any Distribution Date with
      -------------------------
respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

     "Covered Amount" shall mean, for any Distribution Date with respect to the
      --------------
Accumulation Period or the first Special Distribution Date, an amount equal to
(a) the product of (i) the Class A Certificate Rate for the related Interest Period, (ii)
the aggregate amount, if any, on deposit in the Principal Funding Account as of such Distribution Date in respect of Class A Monthly Principal and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 plus (b) the product of (i) the Class
                                           ----
B Certificate Rate for the related Interest Period, (ii) the aggregate amount, if any, on deposit in the Principal Funding Account as of such Distribution Date in respect of Class B Monthly Principal and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 plus (c) the product of (i) the CTO Interest Rate for the
                ----
related Interest Period, (ii) the aggregate amount, if any, on deposit in the Principal Funding Account as of such Distribution Date in respect of CTO Monthly Principal and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

     "CTO Additional Interest" shall have the meaning specified in Section
      -----------------------
4.3(c).

     "CTO Adjusted Invested Amount" shall mean, as of any date, an amount equal
      ----------------------------
to the sum of the CTO Invested Amount as of such date and the aggregate amount on deposit in the Principal Funding Account on such date in respect of CTO Monthly Principal (excluding interest and other investment earnings on such amount).

     "CTO Adjustment Amount" shall mean, with respect to any Distribution Date,
      ---------------------
an amount equal to the product of (i) the Series Adjustment Amount for Series 2000-2 as of the end of the preceding Due Period and (ii) the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Due Period preceding such preceding Due Period.

     "CTO Allocable Amount" shall mean, with respect to any Distribution Date,
      --------------------
the sum of the CTO Default Amount with respect to such Distribution Date and the CTO Adjustment Amount with respect to such Distribution Date.

     "CTO Available Funds" shall mean, with respect to any Due Period, an amount
      -------------------
equal to the sum of (a) the CTO Floating Allocation Percentage of Collections of Finance Charge Receivables for such Due Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Due Period in accordance with the Agreement, (b) the portion of the Principal Funding Investment Proceeds, if any, withdrawn from the Principal Funding Account on the Distribution Date immediately following the last day of such Due Period and included in CTO Available Funds pursuant to Section 4.13(c), (c) the amount, if any, withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Due

Period and included in CTO Available Funds pursuant to Section 4.14(d) and (d) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Due Period and included in CTO Available Funds pursuant to Section 4.14(e).

     "CTO Default" shall mean each event specified in Section 11 of this Series
      -----------
Supplement as a CTO Default.

     "CTO Default Amount" shall mean, with respect to any Distribution Date, an
      ------------------
amount equal to the product of (i) the Default Amount for the preceding Due Period and (ii) the CTO Floating Allocation Percentage for such Due Period.

     "CTO Fixed Allocation Percentage" shall mean, with respect to any Due
      -------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the CTO Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, with respect to any Due
                             --------  -------
Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided further, that
                                                          -------- -------
if the Series 2000-2 Certificates are paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the CTO Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

     "CTO Floating Allocation Percentage" shall mean, with respect to any Due
      ----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the CTO Invested Amount as of the last day of the immediately preceding Due Period (or the CTO Initial Invested Amount, in the case of the first Due Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Due Period

(or the Closing Date, in the case of the first Due Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided,
                                                                      --------
however, that, with respect to any Due Period in which Additional Accounts are
-------
included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

     "CTO Initial Invested Amount" shall mean the aggregate initial principal
      ---------------------------
amount of the Collateralized Trust Obligations, which is $26,125,000.

     "CTO Interest Rate" shall mean, with respect to any Interest Period, the
      -----------------
rate designated in the letter agreement, dated November 29, 2000, between the Transferor and the Trustee; provided, however, that the CTO Interest Rate shall
                            --------  -------
in no event exceed LIBOR plus 1.65% per annum.

     "CTO Interest Shortfall" shall have the meaning specified in Section
      ----------------------
4.3(c).

     "CTO Invested Amount" shall mean, as of any date, an amount equal to (a)
      -------------------
the CTO Initial Invested Amount, minus (b) the aggregate amount deposited into
                                 -----
the Principal Funding Account prior to such date as CTO Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the
                                                                   -----
aggregate amount of principal payments made to the CTO Securityholders prior to such date, minus (d) the aggregate amount of CTO Investor Charge Offs for all
           -----
prior Distribution Dates, minus (e) the amount of CTO Subordinated Principal
                          -----
Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a) or (b), minus (f) an amount equal to the amount by which the CTO Invested Amount
        -----
has been reduced on all prior Distribution Dates pursuant to Section 4.7(a) or
(b), plus (g) the sum of the amount of Excess Spread and Shared Excess Finance
     ----
Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the CTO Invested Amount prior to such date pursuant to Section 4.7(f); provided,
                                                                       --------
however, that the CTO Invested Amount may not be reduced below zero.
-------

     "CTO Investor Charge Off" shall have the meaning specified in Section
      -----------------------
4.7(c).

                  "CTO Monthly Interest" shall have the meaning specified in
                   --------------------
Section 4.3(c).

                  "CTO Monthly Principal" shall have the meaning specified in
                   ---------------------
Section 4.4(c).

                  "CTO Penalty Rate" shall mean, for any Interest Period, the
                   ----------------
sum of the CTO Interest Rate for such Interest Period and 2.00% per annum.

                  "CTO Principal Commencement Date" shall mean (i) unless the
                   -------------------------------
Early Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the first Distribution Date on which the aggregate amount on deposit in the Principal Funding Account in respect of Class A Monthly Principal or Class B Monthly Principal equals the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates and (ii) if the Early Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the Distribution Date on which the Class A Certificates and the Class B Certificates are paid in full.

                  "CTO Required Amount" shall have the meaning specified in
                   -------------------
Section 4.5(c).

                  "CTO Securityholder" shall mean the Person in whose name a
                   ------------------
Collateralized Trust Obligation is registered in the Certificate Register.

                  "CTO Servicing Fee" shall have the meaning specified in
                   -----------------
Section 7 of this Series Supplement.

                  "CTO Subordinated Principal Collections" shall mean, with
                   --------------------------------------
respect to any Due Period, an amount equal to the product of (i) the CTO Floating Allocation Percentage (with respect to any Due Period during the Revolving Period) or the CTO Fixed Allocation Percentage (with respect to any Due Period during the Accumulation Period or the Early Amortization Period) and
(ii) the aggregate amount of Collections of Principal Receivables for such Due Period.

                  "Deficit Controlled Accumulation Amount" shall mean (a) on the
                   --------------------------------------
first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited into the Principal Funding Account on or before that Distribution Date as Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal and (b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Funding Account with respect to that Distribution Date as Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal.

                  "Due Period" shall mean the period from and including the
                   ----------
first day of a calendar month to and including the last day of such calendar month (or, in the case of the first Due Period applicable to Series 2000-2, the period from and including the Closing Date to and including December 31, 2000).

                  "Early Amortization Period" shall mean the period commencing
                   -------------------------
at the close of business on the day on which an Early Amortization Event with respect to Series 2000-2 is deemed to have occurred and ending on the earlier of
(a) the date on which the Series 2000-2 Certificates are paid in full and (b) the Stated Series Termination Date.

                  "Excess Spread" shall mean, with respect to any Distribution
                   -------------
Date, the sum of the amounts, if any, specified pursuant to Sections 4.6(a)(iv), 4.6(b)(iii), 4.6(c)(ii) and 4.6(d)(ii) with respect to such Distribution Date.

                  "Excess Spread Percentage" shall mean, for any Due Period, the
                   ------------------------
amount, if any, expressed as a percentage, by which the Portfolio Yield with respect to such Due Period exceeds the Base Rate with respect to such Due Period; provided, however, that, if the Transferor exercises the Discount Option
        --------  -------
and thereafter reduces the Discount Percentage without the consent of the Holders of at least 66-2/3% of the CTO Invested Amount, the Excess Spread Percentage will be calculated without including Discount Option Receivables.

                  "Expected Final Distribution Date" shall mean the November
                   --------------------------------
2003 Distribution Date.

                  "Finance Charge Shortfall" shall have the meaning specified in
                   ------------------------
Section 4.11.

                  "Fitch" shall mean Fitch, Inc.
                   -----

                  "Fixed Allocation Percentage" shall mean, with respect to any
                   ---------------------------
Due Period, the sum of the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage, the CTO Fixed Allocation Percentage and the Class D Fixed Allocation Percentage, in each case with respect to such Due Period.

                  "Floating Allocation Percentage" shall mean, with respect to
                   ------------------------------
any Due Period, the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage, the CTO Floating Allocation Percentage and the Class D Floating Allocation Percentage, in each case with respect to such Due Period.

                  "Initial Invested Amount" shall mean the aggregate initial
                   -----------------------
principal amount of the Series 2000-2 Certificates, which is $275,000,000.

                  "Interest Period" shall mean, with respect to any Distribution
                   ---------------
Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

                  "Interest Rate Cap" shall mean either the Class A Interest
                   -----------------
Rate Cap or the Class B Interest Rate Cap, as applicable.

                  "Interest Rate Caps" shall mean the Class A Interest Rate Cap
                   ------------------
and the Class B Interest Rate Cap.

                  "Interest Rate Cap Payment" shall mean, with respect to any
                   -------------------------
Distribution Date, the Class A Cap Payment and the Class B Cap Payment, if any, with respect to such Distribution Date.

                  "Interest Rate Cap Provider" shall mean First Union National
                   --------------------------
Bank, in its capacity as obligor under the Interest Rate Caps, or, if any Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained pursuant to Section 4A of this Series Supplement, any obligor with respect to such Replacement Interest Rate Cap or Qualified Substitute Arrangement.

                  "Interest Rate Cap Provider Downgrade" shall have the meaning
                   ------------------------------------
specified in Section 4A(c) of this Series Supplement.

                  "Invested Amount" shall mean, as of any date, an amount equal
                   ---------------
to the sum of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount and the Class D Invested Amount, in each case as of such date.

                  "Invested Percentage" shall mean, with respect to any Due
                   -------------------
Period, (a) when used with respect to Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Floating Allocation Percentage, (b) when used with respect to Principal Receivables during the Accumulation Period or the Early Amortization Period, the Fixed Allocation Percentage and (c) when used with respect to the Default Amount or the Series Adjustment Amount at any time, the Floating Allocation Percentage.

                  "Investor Charge Offs" shall mean Class A Investor Charge
                   --------------------
Offs, Class B Investor Charge Offs, CTO Investor Charge Offs or Class D Investor Charge Offs.

                  "Investor Default Amount" shall mean, with respect to any
                   -----------------------
Distribution Date, an amount equal to the product of (a) the

Default Amount for the immediately preceding Due Period and (b) the Floating Allocation Percentage for such Due Period.

                  "Investor Monthly Servicing Fee" shall have the meaning
                   ------------------------------
specified in Section 7 of this Series Supplement.

                  "LIBOR" shall mean, for any Interest Period, the London
                   -----
interbank offered rate for one-month dollar deposits determined by the Trustee for such Interest Period in accordance with Section 4.3A.

                  "LIBOR Determination Date" shall mean (i) for the period from
                   ------------------------
and including the Closing Date to and including December 14, 2000, November 27, 2000, (ii) for the period from and including December 15, 2000 to and including January 14, 2001, December 13, 2000, and (iii) for each subsequent Interest Period, the second Business Day prior to the Distribution Date on which such Interest Period commences. For purposes of this definition, a Business Day is any day which is both a Business Day and a day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Minimum Aggregate Principal Receivables" shall have the
                   ---------------------------------------
meaning specified in Section 3 of this Series Supplement.

                  "Minimum Transferor Interest Percentage" shall have the
                   --------------------------------------
meaning specified in Section 3 of this Series Supplement.

                  "Monthly Interest" shall mean, with respect to any
                   ----------------
Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, the CTO Monthly Interest and the Class D Monthly Interest, in each case for such Distribution Date.

                  "Paired Series" shall have the meaning specified in Section 19
                   -------------
of this Series Supplement.

                  "Portfolio Yield" shall mean, with respect to any Due Period,
                   ---------------
the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) the Collections of Finance Charge Receivables for such Due Period that are allocated to Series 2000-2 (including any interest and other investment earnings on funds on deposit in the Excess Funding Account applied as Collections of Finance Charge Receivables for such Due Period), plus (b) any
                                                                ----
Shared Excess Finance Charge Collections that are allocated to Series 2000-2 with respect to such Due Period, plus (c) the interest and other investment
                                 ----
earnings, if any (net of losses and investment expenses), on funds on deposit in the Spread Account included in Excess Spread for the Distribution Date immediately following the last day of such Due Period pursuant to Section 4.12(b), plus (d) the portion of the Principal Funding Investment Proceeds, if
         ----
any, required to be deposited into the Collection Account on the Distribution
Date
immediately following the last day of such Due Period pursuant to Section 4.13(c), plus (e) the Reserve Account Draw Amount with respect to such Due
         ----
Period, plus (f) the interest and other investment earnings, if any (net of
        ----
losses and investment expenses), on funds on deposit in the Reserve Account required to be deposited into the Collection Account on the Distribution Date immediately following the last day of such Due Period pursuant to Section 4.14(e), plus (g) the Interest Rate Cap Payments, if any, required to be
         ----
deposited in the Collection Account on the Distribution Date immediately following the last day of such Due Period minus (h) the Investor Default Amount
                                          -----
for the Distribution Date immediately following the last day of such Due Period minus (i) the Series Adjustment Amount as of the last day of such Due Period,
-----
and the denominator of which is the Adjusted Invested Amount as of the last day of such Due Period.

                  "Principal Funding Account" shall have the meaning specified
                   -------------------------
in Section 4.13(a).

                  "Principal Funding Investment Proceeds" shall have the meaning
                   -------------------------------------
specified in Section 4.13(b).

                  "Principal Shortfall" shall have the meaning specified in
                   -------------------
Section 4.10.

                  "Pro Forma Investor Default Amount" shall mean, for any
                   ---------------------------------
Distribution Date, the average of the Investor Default Amounts for the three consecutive Distribution Dates preceding such Distribution Date; provided,
                                                                 --------
however, that the Investor Default Amount for each of the three consecutive
-------
Distribution Dates preceding the initial Distribution Date shall equal the product of the Default Amount for the Due Period immediately preceding such Distribution Date and a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is equal to the sum of (i) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Due Period and (ii) the Excess Funding Amount at the end of such last day.

                  "Qualified Institution" shall mean (i) a depository
                   ---------------------
institution, which may include the Trustee, organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch or agency of any foreign bank), the deposits in which are insured by the FDIC and which at all times has a short-term unsecured debt or certificate of deposit rating of at least A-1 or P-1 by each Rating Agency or a long-term unsecured debt rating of at least AA or Aa2 by each Rating Agency or
(ii) a depository institution, which may include the Trustee, otherwise acceptable to each Rating Agency.

                  "Qualified Maturity Agreement" shall mean a written agreement
                   ----------------------------
between the Transferor and a Qualified Institution under which the Qualified Institution agrees to deposit into the

Principal Funding Account on or before the Expected Final Distribution Date an amount equal to the aggregate outstanding principal balance of the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations as of the Expected Final Distribution Date.

                  "Qualified Substitute Arrangement" shall have the meaning
                   --------------------------------
specified in Section 4A(d)(iii) of this Series Supplement.

                  "Rating Agencies" shall mean Fitch, Moody's and Standard &
                   ---------------
Poor's.

                  "Reference Banks" shall mean the principal London offices of
                   ---------------
four major banks in the London interbank market as may be selected by the Servicer upon notice to the Trustee.

                  "Replacement Interest Rate Cap" shall mean one or more
                   -----------------------------
Interest Rate Caps, which, in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps, satisfies the conditions set forth in Section 4A of this Series Supplement.

                  "Required Accumulation Factor Number" shall mean, with respect
                   -----------------------------------
to any Distribution Date, a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for any month during the 12 month period preceding the date of such calculation (or any lower monthly principal payment rate selected by the Servicer at its option and in its sole discretion).

                  "Required Draw Amount" shall have the meaning specified in
                   --------------------
Section 4.12(c).

                  "Required Ratings" shall mean, as of any date, (i) a
                   ----------------
short-term debt rating of P-1 and a long-term unsecured debt rating of A1 by Moody's (if Moody's is a Rating Agency with respect to the Class A Certificates or the Class B Certificates, as applicable, on such date) and (ii) a short-term debt rating of A-1 and a long-term debt rating of A+ by Standard & Poor's (if Standard & Poor's is a Rating Agency with respect to the Class A Certificates or the Class B Certificates, as applicable, on such date).

                  "Required Reserve Account Amount" shall mean, with respect to
                   -------------------------------
any Distribution Date prior to the Reserve Account Funding Date, $0, and, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the aggregate outstanding principal amount of the Class A Certificates, the Class B Certificates and the Collateralized

Trust Obligations as of the preceding Distribution Date or (b) such other amount as may be designated by the Transferor; provided, however, that if any
                                        --------  -------
designation pursuant to clause (b) above is of a lesser amount, (i) the Rating Agency Condition shall have been satisfied and (ii) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such officer, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event to occur with respect to Series 2000-2; and, provided
                                                                --------
further, that the Required Reserve Account Amount with respect to any
-------
Distribution Date during any period during which the commencement of the Accumulation Period has been suspended pursuant to Section 4.16 shall equal the amount on deposit in the Reserve Account on the date of such suspension.

                  "Required Spread Account Amount" shall mean, with respect to
                   ------------------------------
any Distribution Date, an amount equal to the product of (i) the Required Spread Account Percentage for such Distribution Date and (ii) the Invested Amount as of the last day of the preceding Due Period; provided, however, that (i) if an
                                          --------  -------
Early Amortization Event shall have occurred, the Required Spread Account Amount with respect to each Distribution Date thereafter (subject to clause (iii) below) shall equal the Required Spread Account Amount with respect to the Distribution Date immediately preceding the occurrence of such Early Amortization Event, (ii) if a CTO Default shall have occurred, the Required Spread Account Amount with respect to each Distribution Date thereafter shall equal the CTO Invested Amount as of such date and (iii) in no event shall the Required Spread Account Amount with respect to any Distribution Date exceed the CTO Invested Amount as of such date; and, provided further, that this definition
                                          -------- -------
may be amended at any time and from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of more than 66-2/3% of the CTO Invested Amount, if (x) the Transferor shall have received written notice from each Rating Agency rating the Collateralized Trust Obligations (with a copy delivered to the Trustee) that such reduction will not result in the reduction or withdrawal of the then current rating of the Collateralized Trust Obligations, (y) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such reduction will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event to occur with respect to Series 2000-2 and (z) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such amendment, to the effect that such amendment will not cause any Class of the Series 2000-2 Certificates as to which an opinion that such Class was debt was given on the Closing Date to fail to qualify as debt for federal income tax purposes, cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income tax characterization of any outstanding Series of Investor Certificates or the federal income taxation of any Investor Certificateholder or any Certificate Owner.

                  "Required Spread Account Percentage" shall mean, as of any
                   ----------------------------------
Distribution Date, (a) if the Average Excess Spread Percentage as of such Distribution Date is greater than or equal to 5.50%, 0.00%, (b) if the Average Excess Spread Percentage as of such Distribution Date is less than 5.50% but greater than or equal to 5.00%, 1.25%, (c) if the Average Excess Spread Percentage as of such Distribution Date is less than 5.00% but greater than or equal to 4.50%, 1.50%, (d) if the Average Excess Spread Percentage as of such Distribution Date is less than 4.50% but greater than or equal to 4.00%, 2.00%,
(e) if the Average Excess Spread Percentage as of such Distribution Date is less than 4.00% but greater than or equal to 3.00%, 3.00%, and (f) if the Average Excess Spread Percentage as of such Distribution Date is less than 3.00%, 5.00%; provided, however, that (A) the Required Spread Account Percentage as of any
--------  -------
Distribution Date will be reduced to 3.00% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 3.00% as of such Distribution Date, the Average Excess Spread Percentage was greater than or equal to 3.00% as of each of the two preceding Distribution Dates and a further reduction in the Required Spread Account Percentage is not otherwise permitted by this proviso, (B) the Required Spread Account Percentage as of any Distribution Date will be reduced to 2.00% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 4.00% as of such Distribution Date, the Average Excess Spread Percentage was greater than or equal to 4.00% as of each of the two preceding Distribution Dates and a further reduction in the Required Spread Account Percentage is not otherwise permitted by this proviso, (C) the Required Spread Account Percentage as of any Distribution Date will be reduced to 1.50% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 4.50% as of such Distribution Date, the Average Excess Spread Percentage was greater than or equal to 4.50% as of each of the two preceding Distribution Dates and a further reduction in the Required Spread Account Percentage is not otherwise permitted by this proviso,
(D) the Required Spread Account Percentage as of any Distribution Date will be reduced to 1.25% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 5.00% as of such Distribution Date, the Average Excess Spread Percentage was greater than or equal to 5.00% as of each of the two preceding Distribution Dates and a further reduction in the Required Spread

Account Percentage is not otherwise permitted by this proviso and (E) the Required Spread Account Percentage as of any Distribution Date will be reduced to 0.00% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 5.50% as of such Distribution Date and the Average Excess Spread Percentage was greater than or equal to 5.50% as of each of the two preceding Distribution Dates; and, provided further, that this definition may be amended at any time
            -------- -------
and from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of more than 66-2/3% of the CTO Invested Amount, if (x) the Transferor shall have received written notice from each Rating Agency rating the Collateralized Trust Obligations (with a copy delivered to the Trustee) that such reduction will not result in the reduction or withdrawal of the then current rating of the Collateralized Trust Obligations, (y) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such reduction will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event to occur with respect to Series 2000-2 and (z) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such amendment, to the effect that such amendment will not cause any Class of the Series 2000-2 Certificates as to which an opinion that such Class was debt was given on the Closing Date to fail to qualify as debt for federal income tax purposes, cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income tax characterization of any outstanding Series of Investor Certificates or the federal income taxation of any Investor Certificateholder or any Certificate Owner.

                  "Reserve Account" shall have the meaning specified in Section
                   ---------------
4.14(a).

                  "Reserve Account Draw Amount" shall have the meaning specified
                   ---------------------------
in Section 4.14(c).

                  "Reserve Account Funding Date" shall mean the Distribution
                   ----------------------------
Date immediately following the Due Period which commences three months prior to the Accumulation Commencement Due Period; provided, however, that the Reserve
                                          --------  -------
Account Funding Date shall be accelerated to (a) the Distribution Date immediately following the Due Period which commences four months prior to the Accumulation Commencement Due Period if the average of the Portfolio Yield minus the Base Rate for any three consecutive Due Periods is less than 4.00%, (b) the Distribution Date immediately following the Due Period which commences six months prior to the Accumulation Commencement Due Period if the average of the

Portfolio Yield minus the Base Rate for any three consecutive Due Periods is less than 3.00% or (c) the Distribution Date immediately following the Due Period which commences nine months prior to the Accumulation Commencement Due Period if the average of the Portfolio Yield minus the Base Rate for any three consecutive Due Periods is less than 2.00%; and, provided further, that the
                                                 ----------------
Reserve Account Funding Date shall be the Distribution Date immediately following the date on which a Qualified Maturity Agreement is terminated if (a) such Qualified Maturity Agreement is terminated because the provider of such Qualified Maturity Agreement ceases to qualify as a Qualified Institution, (b) such Qualified Maturity Agreement is terminated prior to the earlier of the Expected Final Distribution Date and the commencement of the Early Amortization Period, (c) such Qualified Maturity Agreement is terminated after the later of the last day of the October 2002 Due Period and, at the election of the Transferor, the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15 (as determined on the date of such termination) and (d) the Transferor does not obtain a substitute Qualified Maturity Agreement.

                  "Reserve Account Surplus" shall mean, as of any Distribution
                   -----------------------
Date, the amount, if any, by which the amount on deposit in the Reserve Account on such Distribution Date exceeds the Required Reserve Account Amount with respect to such Distribution Date.

                  "Revolving Period" shall mean the period beginning on the
                   ----------------
Closing Date and ending on the earlier of (a) the close of business on the day preceding the commencement of the Accumulation Period and (b) the close of business on the day preceding the commencement of the Early Amortization Period.

                  "Series 2000-2" shall mean the Series the terms of which are
                   -------------
specified in this Series Supplement.

                  "Series 2000-2 Certificate" shall mean a Class A Certificate,
                   -------------------------
a Class B Certificate, a Collateralized Trust Obligation or a Class D
Certificate.

                  "Series 2000-2 Certificateholder" shall mean a Class A
                   -------------------------------
Certificateholder, a Class B Certificateholder, a CTO Securityholder or a Class D Certificateholder.

                  "Series Minimum Transferor Amount" shall mean zero or, if the
                   --------------------------------
Transferor designates a Minimum Transferor Interest Percentage higher than 0% pursuant to Section 3 of this Series Supplement, an amount calculated as follows:

                      X       -    X
                    -----
                     1-Y
          where

               X    =    Invested Amount (without giving effect to any Series
                         Adjustment Amount); and

               Y    =    Minimum Transferor Interest Percentage;

provided, however, that if on a previous date there was a Dilution Amount and
--------  -------
the Transferor shall not have then or thereafter paid the amount required by
Section 3.8, and there remains an obligation to pay such amount, the Series Minimum Transferor Amount as of such previous date shall continue to apply.

          "Servicing Fee Percentage" shall mean 2.00%.
           ------------------------

          "Shared Excess Finance Charge Collections" shall mean, with respect to
           ----------------------------------------
any Due Period, the aggregate amount for all outstanding Series in Group One of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Shared Excess Finance Charge Collections" for such Due Period.

          "Shared Principal Collections" shall mean, with respect to any Due
           ----------------------------
Period, the aggregate amount for all outstanding Series in Group One of Collections of Principal Receivables which the related Supplements specify are to be treated as "Shared Principal Collections" for such Due Period.

          "Special Distribution Date" shall mean each Distribution Date with
           -------------------------
respect to the Early Amortization Period.

          "Spread Account" shall have the meaning specified in Section 4.12(a).
           --------------

          "Spread Account Draw Amount" shall have the meaning specified in
           --------------------------
Section 4.12(c).

          "Spread Account Funding Condition" shall mean, as of any Distribution
           --------------------------------
Date, that (i) the amount on deposit in and available to be withdrawn from the Spread Account on such Distribution Date (before giving effect to any withdrawal to be made from the Spread Account on such Distribution Date or to any reduction in the Required Spread Account Percentage to be made on such Distribution Date) is equal to or exceeds the Required Spread Account Amount with respect to such Distribution Date and (ii) the amount on deposit in and available to be withdrawn from the Spread Account on each of the two preceding Distribution Dates (before giving effect to any withdrawal to be made from the Spread Account on such Distribution Date) was equal to or exceeded the Required Spread Account Amount with respect to such Distribution Date (such Required Spread Account Amount to be calculated using the Required Spread Account Percentage as of the later of such two preceding Distribution Dates).

          "Spread Account Surplus" shall mean, as of any Distribution Date, the
           ----------------------
amount, if any, by which the amount on deposit in the Spread Account on such Distribution Date exceeds the Required Spread Account Amount with respect to such Distribution Date.

          "Stated Series Termination Date" shall mean the November 2008
           ------------------------------
Distribution Date.

          "Subordinated Principal Collections" shall mean, with respect to any
           ----------------------------------
Due Period, an amount equal to the sum of the Class B Subordinated Principal Collections, CTO Subordinated Principal Collections and Class D Subordinated Principal Collections for such Due Period.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Transfer" shall have the meaning specified in Section 12(f) of this
           --------
Series Supplement.

          SECTION 3.  Minimum Transferor Interest Percentage and Minimum
                      --------------------------------------------------
Aggregate Principal Receivables. The Minimum Transferor Interest Percentage
-------------------------------
applicable to the Series 2000-2 Certificates shall be 0%; provided, however,
                                                          --------  -------
that the Transferor may, in its sole discretion, designate a higher percentage as the Minimum Transferor Interest Percentage so long as, after giving effect to such designation and any repurchase of Investor Certificates or designation of Additional Accounts, the Transferor Amount shall equal or exceed the Minimum Transferor Amount. The Minimum Aggregate Principal Receivables applicable to the Series 2000-2 Certificates shall be the Initial Invested Amount or, subject to the Rating Agency Condition, such lesser amount as may be designated by the Transferor.

          SECTION 4.  Reassignment and Transfer Terms. The Series 2000-2
                      -------------------------------
Certificates may be reassigned and transferred to the Transferor on any Distribution Date on or after which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, subject to the provisions of Section 12.2 of the Agreement.

          SECTION 4A. Interest Rate Caps. (a) On or prior to the Closing Date,
                      ------------------
the Transferor shall enter into the Class A Interest Rate Cap for the benefit of the Class A Certificateholders and the Class B Interest Rate Cap for the benefit of the Class B Certificateholders. Except as provided below, the Class A Interest Rate Cap shall provide that it will terminate on the earlier of the day the outstanding principal balance of the Class A Certificates is reduced to zero and the day following the May 2007 Distribution Date. Except as provided below, the Class B Interest Rate Cap shall provide that it will terminate on the earlier of the day the outstanding principal balance of the Class B Certificates is reduced to zero and the day following the November 2007 Distribution Date. The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trustee for the benefit of the Class A Certificateholders and the Class B Certificateholders, without recourse, all of its rights under the Class A Interest Rate Cap and the Class B Interest Rate Cap, respectively, and all proceeds thereof. Such property shall constitute Trust Property for all purposes of the Agreement. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Certificateholder of any obligation of the Transferor or any other Person in connection with the Interest Rate Caps or under any agreement or instrument relating thereto.

          In connection with such transfer, the Transferor agrees to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Interest Rate Caps for the transfer of general intangibles (as defined in the UCC in effect in the Relevant UCC State) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the foregoing transfer and assignment by the Transferor to the Trustee, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee on or prior to the Closing Date. In connection with such transfer, the Transferor agrees to deliver to the Trustee on or prior to the Closing Date an executed copy of each of the Interest Rate Caps.

          The Transferor hereby grants to the Trustee a security interest in all of the Transferor's rights under the Interest Rate Caps in order to secure the payment of the Class A Certificates and the Class B Certificates. This Series Supplement shall constitute a security agreement under applicable law.

          The Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Trustee, for the benefit of the Class A Certificateholders and the Class B Certificateholders, of all of the rights previously held by the Transferor under the Class A Interest Rate Cap and the Class B Interest Rate Cap, respectively, and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Class A Certificateholders and the Class B Certificateholders, respectively.

          (b) The Interest Rate Caps shall not require the Trustee or the Trust to make any payments thereunder, and each Interest Rate Cap shall provide that
(i) the Trustee shall be entitled to receive a payment (determined in accordance with the respective Interest Rate Cap) from the Interest Rate Cap Provider on or prior to each Distribution Date if LIBOR for the related Interest Period plus 0.23% exceeds the Class A Cap Rate or LIBOR for the related Interest Period plus 0.85% exceeds the Class B Cap Rate, and (ii) notwithstanding any prior termination of the Agreement, the Interest Rate Cap Provider shall not, prior to the date which is one year and one day (or, if longer, the applicable preference period then in effect) after the final payment of the Series 2000-2 Certificates, petition or otherwise invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust. The Interest Rate Caps shall require the Interest Rate Cap Provider to make a payment on or prior to each Distribution Date to the Trustee, on behalf of the Class A Certificateholders or the Class B Certificateholders, as applicable, in an amount equal to the product of (i) the amount by which, in the case of the Class A Interest Rate Cap, the Class A Certificate Rate for the related Interest Period exceeds the Class A Cap Rate or, in the case of the Class B Interest Rate Cap, the Class B Certificate Rate for the related Interest Period exceeds the Class B Cap Rate, (ii) the Class A Notional Amount or the Class B Notional Amount, as applicable, for such Interest Period and (iii) the actual number of days in such Interest Period divided by 360. Payments pursuant to the Class A Interest Rate Cap shall be deposited in the Collection Account on each Distribution Date for payment to the Class A Certificateholders on such Distribution Date. Payments pursuant to the Class B Interest Rate Cap shall be deposited in the Collection Account on each Distribution Date for payment to the Class B Certificateholders on such Distribution Date.

          (c) Each Interest Rate Cap shall require the Interest Rate Cap Provider to notify the Transferor, the Trustee and each Rating Agency in writing if the short-term debt rating of the Interest Rate Cap Provider is withdrawn or reduced below P-1 by Moody's (if Moody's is a Rating Agency with respect to the Class A Certificates or the Class B Certificates, as applicable, at the time of such withdrawal or reduction) or A-1 by Standard & Poor's (if Standard & Poor's is a Rating Agency with respect to the Class A Certificates or the Class B Certificates, as applicable, at the time of such withdrawal or reduction) and the class of

Series 2000-2 Certificates to which such Interest Rate Cap relates is then outstanding (an "Interest Rate Cap Provider Downgrade"). The Interest Rate Caps
                 ------------------------------------
shall provide as follows with respect to each Interest Rate Cap Provider
Downgrade:

          (i) if an Interest Rate Cap Provider Downgrade shall have occurred and be continuing, (A) the Interest Rate Cap Provider shall obtain, at its own expense, from an obligor having the Required Ratings and who shall be reasonably acceptable to the Transferor, the Trustee, Moody's (if Moody's is a Rating Agency with respect to the Class A Certificates or the Class B Certificates, as applicable, at such time) and Standard & Poor's (if Standard & Poor's is a Rating Agency with respect to the Class A Certificates or the Class B Certificates, as applicable, at such time), a Replacement Interest Rate Cap for each Interest Rate Cap under which it is an obligor (unless the Transferor shall have entered into a Qualified Substitute Arrangement with respect to such Interest Rate Cap) and (B) the Interest Rate Cap Provider shall continue to perform its obligations under each Interest Rate Cap under which it is an obligor until it has obtained a Replacement Interest Rate Cap for such Interest Rate Cap or the Transferor has entered into a Qualified Substitute Arrangement with respect to such Interest Rate Cap;

          (ii) if the Interest Rate Cap Provider shall have failed to obtain a Replacement Interest Rate Cap within 30 days after the occurrence of an Interest Rate Cap Provider Downgrade as required by clause (i) above, the Interest Rate Cap Provider shall, until it has obtained a Replacement Interest Rate Cap for each Interest Rate Cap under which it is an obligor or the Transferor has entered into a Qualified Substitute Arrangement with respect to such Interest Rate Cap, post collateral, on a monthly basis, in an amount equal to the greatest of (A) the mark-to-market value of such Interest Rate Cap calculated as provided in Section 6(e)(ii)(2)(A) of the standard International Swaps and Derivatives Association Master Agreement (Multicurrency - Cross Border) (Copyright 1992), (B) the amount of any payment due with respect to such Interest Rate Cap on the next Distribution Date and (C) one percent of the outstanding principal amount of the class of Series 2000-2 Certificates to which such Interest Rate Cap relates as of the preceding Distribution Date; provided, however, that if the mark-to-
                                      --------  -------
     market value of such Interest Rate Cap fluctuates by more than one percent of the applicable notional amount, then the Interest Rate Cap Provider shall calculate such mark-to-market value and post collateral on a weekly basis;

               (iii) all collateral posted by the Interest Rate Cap Provider pursuant to clause (ii) above for each Interest Rate Cap under which it is an obligor shall be pledged and delivered to and segregated by the Trustee, for the benefit of the class of Series 2000-2 Certificates to which such Interest Rate Cap relates, pursuant to an International Swaps and Derivatives Association Credit Support Annex;

               (iv) all collateral posted by the Interest Rate Cap Provider pursuant to clause (ii) above for each Interest Rate Cap under which it is an obligor shall be (A) invested by the Trustee, at the written direction of the Servicer, in Eligible Investments denominated in United States dollars that will mature so that such funds will be available on or prior to the following Distribution Date and (B) deposited into a segregated trust account, maintained in the name of the Trustee, for the benefit of the class of Series 2000-2 Certificates to which such Interest Rate Cap relates, with an Eligible Institution and bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such class; and

               (v) all costs associated with the posting of collateral by the Interest Rate Cap Provider pursuant to clause (ii) above shall be borne by the Interest Rate Cap Provider.

          (d) Upon receipt of notice of an Interest Rate Cap Provider Downgrade, the Servicer shall use its best efforts to either:

               (i) cause the Interest Rate Cap Provider to comply with the provisions described in Section 4A(c) with respect to each Interest Rate Cap under which the Interest Rate Cap Provider is an obligor; or

               (ii)   (A) provide written notice to the Interest
     Rate Cap Provider of the Transferor's intention to terminate such Interest Rate Cap within 30 days, (B) cause the Transferor to terminate such Interest Rate Cap within such 30-day period and (C) request the payment to it of all amounts due under such Interest Rate Cap through the termination date and deposit any such amounts so received, on the day of receipt, into the Collection Account for application as Class A Available Funds or Class B Available Funds, as applicable; provided however, that the Servicer shall
                                       -------- -------
     not cause the Transferor to terminate any Interest Rate Cap unless a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of Section 4A(e) has been obtained or will be obtained prior to or simultaneously with the termination of such Interest Rate Cap; or

               (iii) with the prior written confirmation of each Rating Agency that such action will not result in a reduction or withdrawal of the rating of the Class A Certificates or the Class B Certificates, establish any other arrangement satisfactory to each Rating Agency including collateral, guarantees or letters of credit (a "Qualified Substitute Arrangement");
                                         --------------------------------

provided, however, that in the event at any time any Replacement Interest Rate
--------  -------
Cap or Qualified Substitute Arrangement shall cease to be satisfactory to the Rating Agency or shall terminate prior to, with respect to the Class A Interest Rate Cap, the May 2007 Distribution Date or, with respect to the Class B Interest Rate Cap, the November 2007 Distribution Date, then the provisions of this Section 4A(d) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be.

          (e) The Servicer shall not at any time effect any termination of any Interest Rate Cap unless, prior to or simultaneously with the termination thereof, the Servicer has obtained or shall obtain (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto, (ii) to the extent applicable, an Opinion of Counsel addressed to the Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from the Rating Agencies confirming that the termination of such Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect its rating of the Class A Certificates or the Class B Certificates, all such documents to be delivered to the Trustee.

          (f) The Servicer shall notify the Trustee and the Rating Agencies within five Business Days after obtaining knowledge of an Interest Rate Cap Provider Downgrade.

          (g) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel addressed to the Trustee as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect to the provider thereof and (ii) a letter from the Rating Agencies confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect their respective ratings of the Class A Certificates or the Class B Certificates.

          (h) The Interest Rate Caps shall provide that the Interest Rate Cap Provider shall perform the duties of the calculation agent under the Interest Rate Caps.

          SECTION 5.  Delivery and Payment for the Certificates. The Trustee
                      -----------------------------------------
shall deliver the Series 2000-2 Certificates when authenticated in accordance with Section 6.2 of the Agreement.

          SECTION 6.  Form of Delivery of the Series 2000-2 Certificates. The
                      --------------------------------------------------
Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations shall be delivered as provided in Section 6.11 of the Agreement. The Class D Certificates shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement. The Class A Certificates and the Class B Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. The Collateralized Trust Obligations shall be issued in minimum denominations of $250,000 and in integral multiples of $1,000 in excess thereof. The Class D Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof.

          SECTION 7.  Servicing Compensation. The share of the Monthly Servicing
                      ----------------------
Fee allocable to the Series 2000-2 Certificateholders with respect to any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to one-
                        ------------------------------
twelfth of the product of (a) the Servicing Fee Percentage and (b) the Invested Amount as of the last day of the immediately preceding Due Period; provided,
                                                                   --------
however, with respect to the first Distribution Date, the Investor Monthly
-------
Servicing Fee shall be equal to $504,167. The share of the Investor Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to the product of
                        ---------------------
(a) the Class A Floating Allocation Percentage divided by the Floating Allocation Percentage, in each case with respect to such Distribution Date, and
(b) the Investor Monthly Servicing Fee with respect to such Distribution Date; provided, however, that with respect to the first Distribution Date, the Class A
--------  -------
Servicing Fee shall be equal to $368,042. The share of the Investor Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to the product of
                        ---------------------
(a) the Class B Floating Allocation Percentage divided by the Floating Allocation Percentage, in each case with respect to such Distribution Date, and
(b) the Investor Monthly Servicing Fee with respect to such Distribution Date; provided, however, that with respect to the first Distribution Date, the Class B
--------  -------
Servicing Fee shall be equal to $57,979. The share of the Investor Monthly Servicing Fee allocable to the CTO Securityholders with respect to any Distribution Date (the "CTO Servicing Fee") shall be equal to the product of (a)
                        -----------------
the CTO Floating Allocation

Percentage divided by the Floating Allocation Percentage, in each case with respect to such Distribution Date, and (b) the Investor Monthly Servicing Fee with respect to such Distribution Date; provided, however, that with respect to
                                        --------  -------
the first Distribution Date, the CTO Servicing Fee shall be equal to $47,896. The share of the Investor Monthly Servicing Fee allocable to the Class D Certificateholders with respect to any Distribution Date (the "Class D Servicing
                                                               -----------------
Fee") shall be equal to the product of (a) the Class D Floating Allocation
---
Percentage divided by the Floating Allocation Percentage, in each case with respect to such Distribution Date, and (b) the Investor Monthly Servicing Fee with respect to such Distribution Date; provided, however, that with respect to
                                        --------  -------
the first Distribution Date, the Class D Servicing Fee shall be equal to $30,250. The Class A Servicing Fee, the Class B Servicing Fee, the CTO Servicing Fee and the Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor or from amounts allocable to other Series (as provided in the Agreement and the Supplements relating to such other Series) and in no event shall the Trust, the Trustee or the Series 2000-2 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor or from amounts allocable to any other Series.

          SECTION 8.  Article IV of the Agreement. Any provisions of Article IV
                      ---------------------------
of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 2000-2 Certificates. Section 4.1 of the Agreement shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) as it relates to Series 2000-2 shall read in its entirety as follows:

                                  ARTICLE IV

                Rights of Series 2000-2 Certificateholders and
                ----------------------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

          Section 4.2  Collections and Allocations. (a) Collections of Finance
                       ---------------------------
Charge Receivables with respect to any Due Period shall be allocated to Series 2000-2 in an amount equal to the product of the amount of such Collections and the Floating Allocation Percentage for such Due Period. Collections of Principal Receivables with respect to any Due Period shall be allocated to Series 2000-2 in an amount equal to the product of the amount of such Collections and the applicable Invested Percentage for such Due Period. Collections of Principal Receivables processed on any Business Day with respect to the Accumulation Period shall be allocated to Series 2000-2 in an amount equal to the product of the amount of such Collections and the Fixed Allocation Percentage for the Due Period in which such Business Day occurs. Collections of Principal Receivables processed on any Business Day with respect to the Early Amortization Period shall be allocated to Series 2000-2 in an amount equal to the product of the amount of such Collections and the Fixed Allocation Percentage for the Due Period in which such Business Day occurs.

          (b) The Servicer shall apply, or shall instruct the Trustee to apply, all Collections, Interest Rate Cap Payments and other funds on deposit in the Collection Account that are allocated to the Series 2000-2 Certificates as described in this Article IV. During the Revolving Period and the Accumulation Period, Collections of Finance Charge Receivables allocable to Series 2000-2 with respect to each Due Period need not be deposited into the Collection Account on a daily basis after an amount equal to Monthly Interest for the following Distribution Date plus an amount equal to the product of 150% and the
                            ----
Pro Forma Investor Default Amount for such Distribution Date plus, if First
                                                             ----
North American National Bank is no longer the Servicer, the Investor Monthly Servicing Fee for such Distribution Date, has been deposited into the Collection Account; provided, however, that, in the event that there are any unreimbursed
         --------  -------
Investor Charge Offs on any date, such Collections of Finance Charge Receivables shall be deposited into the Collection Account on a daily basis until all such Investor Charge Offs have been reimbursed. During the Revolving Period, Collections of Principal Receivables allocable to Series 2000-2 with respect to each Due Period need not be deposited into the Collection Account on a daily basis; provided, however, that, in the event that the Minimum Transferor Amount
       --------  -------
exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the Transferor Amount equals the Minimum Transferor Amount; and, provided
                                                                       --------
further, that, in the event that the sum of the Aggregate Principal Receivables
-------
and the Excess Funding Amount is less than the Aggregate Invested Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the sum of the Aggregate Principal Receivables and the Excess Funding Amount is equal to the Aggregate Invested Amount; and, provided further, that, in the event that there are any
             -------- -------
unreimbursed Investor Charge Offs on any date, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis until all such Investor Charge Offs have been reimbursed. During the Accumulation Period, after an amount of Collections of Principal Receivables allocable to Series 2000-2 equal to the Controlled Deposit Amount with respect to each Due Period has been deposited into the Collection Account, Collections of Principal Receivables allocable to Series 2000-2 with respect to each Due Period need not be deposited into the Collection Account on a daily basis; provided, however, that, in the event that the Minimum Transferor Amount exceeds
--------  -------
the Transferor Amount on any date, such Collections of Principal

Receivables shall be deposited into the Excess Funding Account on a daily basis until the Transferor Amount equals the Minimum Transferor Amount; and, provided
                                                                       --------
further, that, in the event that the sum of the Aggregate Principal Receivables
-------
and the Excess Funding Amount is less than the Aggregate Invested Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the sum of the Aggregate Principal Receivables and the Excess Funding Amount is equal to the Aggregate Invested Amount; and, provided further, that, in the event that there are any
             -------- -------
unreimbursed Investor Charge Offs on any date, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis until all such Investor Charge Offs have been reimbursed. Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.1(e) are satisfied.

          Section 4.3  Determination of Monthly Interest. (a) The amount of
                       ---------------------------------
monthly interest ("Class A Monthly Interest") distributable from the Collection
                   ------------------------
Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class A Certificates as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to the product of (i) the Class A Penalty
  ---------------------------
Rate for the related Interest Period, (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class A Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

          (b)  The amount of monthly interest ("Class B Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class B Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class B Certificates as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

            On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to the product of (i) the Class B Penalty
  ---------------------------
Rate for the related Interest Period, (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class B Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

          (c)  The amount of monthly interest ("CTO Monthly Interest")
                                                --------------------
distributable from the Collection Account with respect to the Collateralized Trust Obligations on any Distribution Date shall be an amount equal to the product of (i) the CTO Interest Rate for the related Interest Period, (ii) the outstanding principal amount of the Collateralized Trust Obligations as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CTO Interest Shortfall"), of
                                                  ----------------------
(x) the CTO Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such CTO Monthly Interest on such Distribution Date. If the CTO Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("CTO Additional
                                                               --------------
Interest") equal to the product of (i) the CTO
--------

Penalty Rate for the related Interest Period, (ii) such CTO Interest Shortfall (or the portion thereof which has not theretofore been paid to the CTO Securityholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Collateralized Trust Obligations on each Distribution Date following such Distribution Date to and including the Distribution Date on which such CTO Interest Shortfall is paid to the CTO Securityholders. Notwithstanding anything to the contrary herein, CTO Additional Interest shall be payable or distributed to the CTO Securityholders only to the extent permitted by applicable law.

          (d)  The amount of monthly interest ("Class D Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class D Certificates on any Distribution Date shall be an amount equal to product of (i) the Class D Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class D Certificates as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class D Interest Shortfall"),
                                                  --------------------------
of (x) the Class D Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class D Monthly Interest on such Distribution Date. If the Class D Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class D Additional Interest") equal to the product of (i) the Class D Penalty
  ---------------------------
Rate for the related Interest Period, (ii) such Class D Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class D Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class D Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class D Interest Shortfall is paid to the Class D Certificateholders. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to the Class D Certificateholders only to the extent permitted by applicable law.

          Section 4.3A  Determination of LIBOR. (a) On each LIBOR
                        ----------------------
Determination Date, the Trustee shall determine LIBOR for the following Interest Period on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on

Telerate Page 3750, LIBOR for such Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a one-month period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

          (b) The Class A Certificate Rate, the Class B Certificate Rate and the CTO Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 2000-2
Certificateholder by telephoning the Trustee at its Corporate Trust Office at
(800) 735-7777.

          (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

          Section 4.4  Determination of Monthly Principal. (a) The "Class A
                       ----------------------------------           -------
Monthly Principal" for each Distribution Date, beginning with the Distribution
-----------------
Date in the month following the month in which the Accumulation Period or the Early Amortization Period begins, shall be equal to the least of (x) the Available Principal Collections with respect to such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (z) the Class A Adjusted Invested Amount as of such Distribution Date; provided, however, that, if, as a result of
                                     --------  -------
the application of Section 4.16(d), the Accumulation Period shall commence after the later of the last day of the October 2002 Due Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15, Class A Monthly Principal for each Distribution Date with respect to the Accumulation Period shall be calculated without regard to clause (y) above.

          (b)  The "Class B Monthly Principal" for each Distribution Date,
                    -------------------------
beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections with respect to such Distribution Date minus the portion of such Available Principal Collections
                  -----
applied in respect of Class A Monthly Principal on or before such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date minus the Class A Monthly Principal with respect to such Distribution Date
     -----
and (z) the Class B Adjusted Invested Amount as of such Distribution Date; provided, however, that, if, as a result of the application of Section 4.16(d),
--------  -------
the Accumulation Period shall commence after the later of the last day of the October 2002 Due Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15, Class B Monthly Principal for each Distribution Date with respect to the Accumulation Period shall be calculated without regard to clause (y) above.

          (c)  The "CTO Monthly Principal" for each Distribution Date, beginning
                    ---------------------
with the CTO Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections with respect to such Distribution Date minus the
                                                                       -----
portion of such Available Principal Collections applied in respect of Class A Monthly Principal or Class B Monthly Principal on such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date minus the sum of the Class
                                                     -----
A Monthly Principal with respect to such Distribution Date and the Class B Monthly Principal with respect to such Distribution Date and (z) the CTO Adjusted Invested Amount as of such Distribution Date; provided, however, that,
                                                       --------  -------
if, as a result of the application of Section 4.16(d), the Accumulation Period shall commence after the later of the last day of the October 2002 Due Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15, CTO Monthly Principal for each Distribution Date with respect to the Accumulation Period shall be calculated without regard to clause (y) above.

          (d)  The "Class D Monthly Principal" for each Distribution Date,
                    -------------------------
beginning with the Class D Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections with respect to such Distribution Date minus the portion of such Available Principal Collections
                  -----
applied in respect of Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal on such Distribution Date and (y) the Class D Invested Amount as of such Distribution Date.

          Section 4.5  Required Amount. (a) On each Determination Date, the
                       ---------------
Servicer shall determine for the following Distribution Date the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i) Class A Monthly
 -----------------------
Interest for such following Distribution Date, (ii) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for such following Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Allocable Amount, if any, for such following Distribution Date and (v) if First North American National Bank is no longer the Servicer, the Class A Servicing Fee for such following Distribution Date and the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds (y) Class A Available Funds with respect to the preceding Due Period. In the event that the Class A Required Amount for any Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2000-2 pursuant to Section 4.1(h) with respect to the preceding Due Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.8(a). In the event that the Class A Required Amount for any Distribution Date exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2000-2 with respect to the preceding Due Period, all or a portion of the Subordinated Principal Collections with respect to such Due Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.9(a).

          (b) On each Determination Date, the Servicer shall determine for the following Distribution Date the amount (the "Class B Required Amount"), if any,
                                             -----------------------
equal to the sum of (x) the amount, if any, by which the sum of (i) Class B Monthly Interest for such following Distribution Date, (ii) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest for such following Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (iv) if First North American National Bank is no longer the Servicer, the Class B Servicing Fee for such following Distribution Date and the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds Class B Available Funds with respect to the preceding Due Period and (y) the Class B Allocable Amount, if any, for such following Distribution Date. In the event that the Class B Required Amount for any Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2000-2 pursuant to Section 4.1(h) with respect to the preceding Due Period (other than Excess Spread and Shared Excess Finance Charge Collections applied pursuant to Section 4.8(a) or (b)) shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(c) and (d). In the event that the Class B Required Amount for any Distribution Date exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2000-2 with respect to the preceding Due Period and not applied pursuant to Section 4.8(a) or (b), all or a portion of the Subordinated Principal Collections with respect to such Due Period (other than the portion of the Subordinated Principal Collections applied to fund the Class A Required Amount and other than Class B Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(b).

          (c) On each Determination Date, the Servicer shall determine for the following Distribution Date the amount (the "CTO Required Amount"), if any,
                                             -------------------
equal to the sum of (x) the amount, if any, by which the sum of (i) CTO Monthly Interest for such following Distribution Date, (ii) any CTO Monthly Interest previously due but not distributed to the CTO Securityholders on a prior Distribution Date, (iii) any CTO Additional Interest for such following Distribution Date and any CTO Additional Interest previously due but not distributed to the CTO Securityholders on a prior Distribution Date and (iv) if First North American National Bank is no longer the Servicer, the CTO Servicing Fee for such following Distribution Date and the amount of any CTO Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Sections 4.6(c)(i) and 4.8(f) with respect to the preceding Due Period and (y) the amount, if any, by which the CTO Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(h). In the event that the CTO Required Amount for any Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive CTO Required Amount on the date of computation and all or a portion of the Available Spread Account Amount with respect to such Distribution Date in an amount equal to such excess shall be applied to fund the CTO Required Amount. In the event that the CTO Required Amount for any Distribution Date exceeds the Available Spread Account Amount with respect to such Distribution Date, all or a portion of the Subordinated Principal Collections with respect to the preceding Due Period (other than the portion of the Subordinated Principal Collections applied to fund the Class A Required Amount or the Class B Required Amount and other than Class B Subordinated Principal Collections or CTO Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(c).

                  Section 4.6  Application of Class A Available Funds, Class B
                               -----------------------------------------------
Available Funds, CTO Available Funds, Class D Available Funds and Collections of
--------------------------------------------------------------------------------
Principal Receivables. The Servicer shall apply or shall instruct the Trustee to
---------------------
apply, on each

Distribution Date, Class A Available Funds, Class B Available Funds, CTO Available Funds, Class D Available Funds and Collections of Principal Receivables allocable to Series 2000-2 on deposit in the Collection Account with respect to the Due Period immediately preceding such Distribution Date to make the following distributions:

          (a) On each Distribution Date, Class A Available Funds with respect to the Due Period immediately preceding such Distribution Date shall be applied in the following priority:

                  (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                         ----
      previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional
                               ----
      Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

                  (ii) if First North American National Bank is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously
                         ----
      due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

                  (iii) an amount equal to the Class A Allocable Amount for such Distribution Date shall be included in Available Principal Collections with respect to such Distribution Date; and

                  (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (b) On each Distribution Date, Class B Available Funds with respect to the Due Period immediately preceding such Distribution Date shall be applied in the following priority:

                     (i) an amount equal to Class B Monthly Interest for such Distribution Date plus the amount of any Class B Monthly Interest
                        ----
      previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional
                               ----
      Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

                     (ii) if First North American National Bank is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously
                         ----
      due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                     (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (c) On each Distribution Date, CTO Available Funds with respect to the Due Period immediately preceding such Distribution Date shall be applied in the following priority:

                     (i) if First North American National Bank is no longer the Servicer, an amount equal to the CTO Servicing Fee for such Distribution Date, plus the amount of any CTO Servicing Fee previously due
                         ----
      but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                     (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (d) On each Distribution Date, Class D Available Funds with respect to the Due Period immediately preceding such Distribution Date shall be applied in the following priority:

                     (i) if First North American National Bank is no longer the Servicer, an amount equal to the Class D Servicing Fee for such Distribution Date, plus the amount of any Class D Servicing Fee previously
                         ----
      due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

                     (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (e) On each Distribution Date with respect to the Revolving Period, Available Principal Collections with respect to such Distribution Date shall be treated as "Shared Principal Collections" with respect to Group One and shall be applied in accordance with Section 4.1(g) (and shall be retained in the Excess Funding Account if required by Section 4.1(g)).

          (f) On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period, Available Principal Collections with respect to such Distribution Date shall be applied in the following priority:

                     (i) an amount equal to Class A Monthly Principal for such Distribution Date (minus the aggregate amount of Collections of
                              -----
      Principal Receivables with respect to the preceding Due Period transferred to the Principal Funding Account in respect of Class A Monthly Principal pursuant to Section 4.6(g)) shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the earlier to occur of the Expected Final Distribution Date or the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the Class A Certificateholders;

                     (ii) an amount equal to Class B Monthly Principal for such Distribution Date (minus the aggregate amount of Collections of
                              -----
      Principal Receivables with respect to the preceding Due Period transferred to the Principal Funding Account in respect of Class A Monthly Principal or Class B Monthly Principal pursuant to Section 4.6(g)) shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to the Class B Certificateholders on the earlier to occur of the Expected Final Distribution Date or the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the Class B Certificateholders;

                     (iii) an amount equal to CTO Monthly Principal for such Distribution Date (minus the aggregate amount of Collections of
                         -----
      Receivables with respect to the preceding Due Period transferred to the Principal Funding Account in respect of Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal pursuant to Section 4.6(g)) shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to the CTO Securityholders on the earlier to occur of the Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the CTO Securityholders;

                     (iv) an amount equal to Class D Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class D Certificateholders; and

                     (v) the balance, if any, shall be treated as "Shared Principal Collections" with respect to Group One and shall be applied in accordance with Section 4.1(g) (and shall be retained in the Excess Funding Account if required by Section 4.1(g)).

          (g) On any Business Day during the Accumulation Period, the Servicer may, in its sole discretion, direct the Trustee to transfer (and the Trustee, at the written direction of the Servicer, shall transfer) the Collections of Principal Receivables allocated to Series 2000-2 and on deposit in the Collection Account on such Business Day to the Principal Funding Account; provided, however, that the aggregate amount transferred from the Collection
--------  -------
Account to the Principal Funding Account with respect to any Due Period pursuant to this Section 4.6(g) shall not exceed the Controlled Deposit Amount for the following Distribution Date; and, provided further, that if, on any
                                  -------- -------
Determination Date, the Servicer determines that the amount transferred from the Collection Account to the Principal Funding Account with respect to any Due Period pursuant to this Section 4.6(g) exceeded the sum of the Class A Monthly Principal, Class B Monthly Principal and CTO Monthly Principal for the following Distribution Date, the Trustee shall, at the written direction of the Servicer, transfer an amount equal to such excess from the Principal Funding Account to the Collection Account. The aggregate amount transferred from the Collection Account to the Principal Funding Account with respect to any Due Period pursuant to this Section 4.6(g) (i) shall be deemed to be in respect of Class A Monthly Principal until the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates, (ii) after the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates, shall be deemed to be in respect of Class B Monthly Principal until the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates and the Class B Certificates and (iii) after the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates and the Class B Certificates, shall be deemed to be in respect of CTO Monthly Principal until the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations.

          Section 4.7  Defaulted Amounts; Adjustment Amounts; Investor Charge
                       ------------------------------------------------------
Offs; Reductions of Adjustment Amounts. (a) On each Determination Date, the
--------------------------------------
Servicer shall calculate the Class A Required Amount, if any, for the following Distribution Date. If, on any Distribution Date, the Class A Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class A Required Amount for such Distribution Date pursuant to Section 4.8(a) and (y) the amount of Subordinated Principal Collections available to fund the Class A Required Amount for such Distribution Date pursuant to Section 4.9(a), then the Class D Invested Amount (after giving effect to any reduction thereof pursuant to
Section 4.7(d)) shall be
reduced by the amount of such excess, but not by more than the excess of the Class A Allocable Amount for such Distribution Date over the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(c)) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the sum of the amount of such reduction, if any, of the Class D Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount shall be reduced to zero and the Class B Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(b)) shall be reduced by the amount by which the CTO Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class D Invested Amount and the CTO Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class D Invested Amount, the CTO Invested Amount and the Class B Invested Amount for such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date (a "Class A Investor Charge Off"). Class A Investor Charge Offs shall thereafter
 ------------------------------
be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge Offs) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(b) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocable to the Class A Invested Amount pursuant to Section 4.7(f).

          (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the following Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount for such Distribution Date pursuant to Section 4.8(c) and (d) and (y) the amount of Subordinated Principal Collections available to fund the Class B Required Amount for such Distribution Date pursuant to Section 4.9(b), then the Class D Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a) or (d)) shall be reduced by the amount of such excess, but not by more than the excess of the Class B Allocable Amount for such Distribution Date over the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class B Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a) or (c)) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the sum of the amount of such reduction, if any, of the Class D Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class B Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount shall be reduced to zero and the Class B Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a)) shall be reduced by the amount by which the CTO Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class D Invested Amount and the CTO Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class B Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date (a "Class B Investor Charge Off"). Class B Investor
                           ---------------------------
Charge Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge Offs) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocable to the Class B Invested Amount pursuant to Section 4.7(f).

          (c) On each Determination Date, the Servicer shall calculate the CTO Allocable Amount, if any, for the following Distribution Date. If, on any Distribution Date, the CTO Allocable Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the CTO Allocable Amount for such Distribution Date pursuant to Section 4.8(h), (y) the Available Spread Account Amount available to fund the CTO Allocable Amount for such Distribution Date pursuant to Section 4.12(d) and (z) the amount of Subordinated Principal Collections available to fund the CTO Allocable Amount for such Distribution Date pursuant to Section 4.9(c), then the Class D Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a), (b) or (d)) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero (a "CTO Investor Charge Off"); provided, however, that the CTO Invested Amount
    -----------------------    --------  -------
shall not be reduced below zero. CTO Investor Charge Offs shall thereafter be reimbursed and the CTO Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed CTO Investor Charge Offs) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(i) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocable to the CTO Invested Amount pursuant to Section 4.7(f).

          (d) On each Determination Date, the Servicer shall calculate the Class D Allocable Amount, if any, for the following Distribution Date. If, on any Distribution Date, the Class D Allocable Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class D Allocable Amount for such Distribution Date pursuant to Section 4.8(m), then the Class D Invested Amount shall be reduced by the amount of such excess (a "Class D Investor Charge Off"); provided, however,
                              ---------------------------    --------- --------
that the Class D Invested Amount shall not be reduced below zero. Class D Investor Charge Offs shall thereafter be reimbursed and the Class D Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class D Investor Charge Offs) on any

Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(n) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocable to the Class D Invested Amount pursuant to
Section 4.7(f).

          (e) Whenever funds or other amounts are available hereunder to fund the Class A Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the Class A Default Amount for such Distribution Date and then to fund the Class A Adjustment Amount for such Distribution Date. Whenever funds or other amounts are available hereunder to fund the Class B Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the Class B Default Amount for such Distribution Date and then to fund the Class B Adjustment Amount for such Distribution Date. Whenever funds or other amounts are available hereunder to fund the CTO Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the CTO Default Amount for such Distribution Date and then to fund the CTO Adjustment Amount for such Distribution Date. Whenever funds or other amounts are available hereunder to fund the Class D Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the Class D Default Amount for such Distribution Date and then to fund the Class D Adjustment Amount for such Distribution Date.

          (f) Any reduction of the Series Adjustment Amount for Series 2000-2 as a result of the deposit of funds into the Excess Funding Account, the repurchase or other repayment of Investor Certificates or the increase of Principal Receivables in the Trust shall be allocated first to the Class A Certificates, then to the Class B Certificates, then to the Collateralized Trust Obligations and finally to the Class D Certificates, in each case to the extent of any unreimbursed reduction of the Invested Amount thereof attributable to Series Adjustment Amounts.

          Section  4.8  Excess Spread; Shared Excess Finance Charge Collections.
                        -------------------------------------------------------
The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-2 pursuant to Section 4.1(h) with respect to the preceding Due Period, to make the following distributions in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

          (b) an amount equal to the aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed shall be included in Available Principal Collections with respect to such Distribution Date;

          (c) an amount equal to the amount calculated for such Distribution Date pursuant to clause (x) of Section 4.5(b) shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii), in that order of priority;

          (d) an amount equal to the Class B Allocable Amount for such Distribution Date shall be included in Available Principal Collections with respect to such Distribution Date;

          (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (d), (e) and (f) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be included in Available Principal Collections with respect to such Distribution Date;

          (f) an amount equal to the CTO Monthly Interest for such Distribution Date, plus the amount of CTO Monthly Interest previously due but not distributed
      ----
to the CTO Securityholders on a prior Distribution Date, plus the amount of CTO
                                                         ----
Additional Interest for such Distribution Date and any CTO Additional Interest previously due but not distributed to the CTO Securityholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the CTO Securityholders;

          (g) if First North American National Bank is the Servicer, an amount equal to the Class A Servicing Fee, the Class B Servicing and the CTO Servicing Fee for such Distribution Date plus the amount of any Class A Servicing Fee,
                               ----
Class B Servicing Fee or CTO Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date (or, if First North American National Bank is no longer the Servicer, the portion of the CTO Servicing Fee for such Distribution Date not paid pursuant to Section 4.6(c)(i) plus the portion of any
                                                         ----
CTO Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date) shall be distributed to the Servicer;

          (h) an amount equal to the CTO Allocable Amount for such Distribution Date shall be included in Available Principal Collections with respect to such Distribution Date;

          (i) an amount equal to the aggregate amount by which the CTO Invested Amount has been reduced pursuant to clauses (d), (e) and (f) of the definition of "CTO Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be included in Available Principal Collections with respect to such Distribution Date;

          (j) an amount equal to the excess, if any, of the Required Spread Account Amount with respect to such Distribution Date over the Available Spread Account Amount with respect to such Distribution Date shall be deposited into the Spread Account;

          (k) an amount equal to the Class D Monthly Interest for such Distribution Date, plus the amount of Class D Monthly Interest previously due
                   ----
but not distributed to the Class D Certificateholders on a prior Distribution Date, plus the amount of Class D Additional Interest for such Distribution Date
      ----
and any Class D Additional Interest previously due but not distributed to the Class D Certificateholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class D Certificateholders;

          (l) if First North American National Bank is the Servicer, an amount equal to the Class D Servicing Fee for such Distribution Date (or, if First North American National Bank is no longer the Servicer, the portion of the Class D Servicing Fee for such Distribution Date not paid pursuant to Section 4.6(d)(i)), plus the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

          (m) an amount equal to the Class D Allocable Amount for such Distribution Date shall be included in Available Principal Collections with respect to such Distribution Date;

          (n) an amount equal to the aggregate amount by which the Class D Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class D Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be included in Available Principal Collections with respect to such Distribution Date;

          (o) an amount equal to the excess, if any, of the Required Reserve Account Amount with respect to such Distribution Date over the Available Reserve Account Amount with respect to such Distribution Date shall be deposited into the Reserve Account; and

          (p) the balance, if any, shall constitute "Shared Excess Finance Charge Collections" with respect to Group One to be applied in accordance with
Section 4.1(h).

          Section 4.9  Subordinated Principal Collections. The Servicer shall
                       ----------------------------------
apply, or shall instruct the Trustee to apply,

Subordinated Principal Collections (applying all Class D Subordinated Principal Collections prior to applying any CTO Subordinated Principal Collections, and applying all CTO Subordinated Principal Collections prior to applying any Class B Subordinated Principal Collections, and applying no Class B Subordinated Principal Collections with respect to the Class B Required Amount pursuant to clause (b) below and applying no Class B Subordinated Principal Collections or CTO Subordinated Principal Collections with respect to the CTO Required Amount pursuant to clause (c) below) with respect to each Distribution Date to make the following distributions in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, for such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2000-2 with respect to the preceding Due Period shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, for such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount for such Distribution Date pursuant to Sections 4.8(c) and (d) shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii) and Section 4.8(d), in that order of priority; and

          (c) an amount equal to the excess, if any, of (i) the CTO Required Amount, if any, for such Distribution Date over (ii) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the CTO Required Amount for such Distribution Date pursuant to Sections 4.8(f) and
(h) and the amount withdrawn from the Spread Account in respect of the CTO Required Amount for such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Section 4.6(c)(i) and Sections 4.8(f) and
(h), in that order of priority.

          Section 4.10  Principal Shortfall. The "Principal Shortfall" for
                        -------------------       -------------------
Series 2000-2 shall be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Accumulation Period (on or prior to the Expected Final Distribution Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections with respect to such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount as of the end of the preceding Due Period over the amount of Available Principal Collections with respect to such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (d) for the first Distribution Date on which the Class A Certificates, the Class B Certificates and Collateralized Trust Obligations have been paid in full and for each Distribution Date thereafter, the excess, if any, of the Invested Amount as of such Distribution Date (before giving effect to any reduction thereof to be made on such Distribution Date) over the amount of Available Principal Collections with respect to such Distribution Date (excluding any portion thereof previously deposited into the Principal Funding Account and any portion thereof attributable to Shared Principal Collections), or such lesser amount as may be designated by the Servicer.

          On each Distribution Date during the Early Amortization Period, the Trustee, at the written direction of the Servicer, shall withdraw from the Excess Funding Account and deposit into the Collection Account an amount equal to the product of (i) the amount on deposit in the Excess Funding Account, if any, on such Distribution Date and (ii) the percentage equivalent of a fraction, the numerator of which is the Principal Shortfall with respect to Series 2000-2 for such Distribution Date and the denominator of which is the aggregate Principal Shortfalls of all Series then outstanding for such Distribution Date. The amount withdrawn from the Excess Funding Account shall be included in Available Principal Collections with respect to such Distribution Date.

          Section 4.11  Finance Charge Shortfall. The "Finance Charge Shortfall"
                        ------------------------       ------------------------
for Series 2000-2 for any Distribution Date shall be equal to the excess, if any, of (a) the amount required to be paid, without duplication, pursuant to Sections 4.6(a), 4.6(b), 4.6(c), 4.6(d) and Section 4.8 (a)-(o) on such
Distribution Date over (b) the Collections of Finance Charge Receivables allocated to Series 2000-2 for the preceding Due Period.

          Section 4.12  Spread Account. (a) The Servicer shall establish and
                        --------------
maintain, in the name of the Trustee, for the benefit of the CTO Securityholders, with an Eligible Institution a segregated trust account (the "Spread Account"), bearing a designation clearly indicating that the funds
 --------------
deposited therein are held for the benefit of the CTO Securityholders. The Spread Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the CTO Securityholders. If, at any time, the institution holding the Spread Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Spread Account. The Trustee, at the written direction of the Servicer, shall make deposits to and withdrawals from the Spread Account in the amounts and at the times set forth in this Agreement. The CTO Securityholders shall not be entitled to reimbursement from the Trust Property for any withdrawals from the Spread Account except as specifically provided in this Agreement.

          (b) Funds on deposit in the Spread Account shall be invested by the Trustee, at the written direction of the Servicer, in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the CTO Securityholders, possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell,
                                   --------  -------
liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interests of the CTO Securityholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Spread Account shall be included in Excess Spread for such Distribution Date and applied in accordance with Section 4.8.

          (c) On each Determination Date, the Servicer shall calculate the sum of (i) the CTO Required Amount for the following Distribution Date, (ii) the aggregate amount by which the CTO Invested Amount would be reduced on such Distribution Date pursuant to clauses (d), (e) and (f) of the definition of "CTO Invested Amount" (but for the application of this Section 4.12(c)) and (iii) the aggregate amount by which the CTO Invested Amount has been reduced on all prior Distribution Dates pursuant to clauses (d), (e) and (f) of the definition of "CTO Invested Amount" (but only to the extent that such reductions have not been previously reimbursed) (the "Spread Account Draw Amount").
                             --------------------------
          (d) On each Distribution Date on which the Spread Account Draw Amount is greater than zero, the Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account an amount equal to the lesser of such Spread Account Draw Amount and the Available Spread Account Amount. The Trustee, at the written direction of the Servicer, shall apply the amount withdrawn from the Spread Account on any Distribution Date to fund any deficiency pursuant to
Section 4.5(c), 4.7(c) or 4.8(i), in that order of priority.

                  (e) On each Distribution Date on which the Spread Account Surplus, after giving effect to all deposits to and withdrawals from the Spread Account with respect to such Distribution Date, is greater than zero, the Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account and pay to the Holder of the Exchangeable Transferor Certificate an amount equal to such Spread Account Surplus.

                  (f) Upon the earlier to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement and (ii) the day on which the Collateralized Trust Obligations shall have been paid in full, the Trustee, at the written direction of the Servicer, after the prior payment of all amounts owing to the CTO Securityholders which are payable from the Spread Account as provided herein, shall withdraw from the Spread Account and pay to the Holder of the Exchangeable Transferor Certificate all amounts, if any, on deposit in the Spread Account, and the Spread Account shall be deemed to have terminated for all purposes of the Agreement.

                  Section 4.13 Principal Funding Account. (a) The Servicer shall
                               -------------------------
establish and maintain, in the name of the Trustee, for the benefit of the Series 2000-2 Certificateholders, with an Eligible Institution a segregated trust account (the "Principal Funding Account"), bearing a designation clearly
                    -------------------------
indicating that the funds deposited therein are held for the benefit of the Series 2000-2 Certificateholders. The Principal Funding Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-2 Certificateholders. If, at any time, the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Principal Funding Account. Pursuant to the authority granted to the Servicer in Section 3.1(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

                  (b) Funds on deposit in the Principal Funding Account shall be invested by the Trustee, at the written direction of the Servicer, in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Series 2000-2 Certificateholders, possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an
--------  -------
Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Series 2000-2 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Principal Funding Account ("Principal Funding Investment
                                           ----------------------------
Proceeds") shall be applied as set forth in Section 4.13(c).
--------

                  (c) On each Distribution Date with respect to the Accumulation Period, the Trustee, at the written direction of the Servicer, shall withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds received during the preceding Due Period. The Trustee, at the written direction of the Servicer, shall apply the Principal Funding Investment Proceeds withdrawn from the Principal Funding Account on any Distribution Date as follows:

                      (i) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Due Period in respect of Class A Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of such last day, shall be included in Class A Available Funds with respect to such preceding Due Period and applied pursuant to Section 4.6(a);

                      (ii) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Due Period in respect of Class B Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of such last day, shall be included in Class B Available Funds with respect to such preceding Due Period and applied pursuant to Section 4.6(b); and

                      (iii) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Due Period in respect of CTO Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of such last day, shall be included in CTO Available Funds with respect to such preceding Due Period and applied pursuant to Section 4.6(c).

                  (d) Reinvested interest and other investment earnings on funds on deposit in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Agreement.

                  Section 4.14 Reserve Account. (a) The Servicer shall establish
                               ---------------
and maintain, in the name of the Trustee, for the benefit of the Series 2000-2 Certificateholders, with an Eligible Institution a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds
 ---------------
deposited therein are held for the benefit of the Series 2000-2 Certificateholders. The Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-2 Certificateholders. If, at any time, the institution holding the Reserve Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Reserve Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Agreement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.8(o).

                  (b) Funds on deposit in the Reserve Account shall be invested by the Trustee, at the written direction of the Servicer, in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Series 2000-2 Certificateholders, possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an
--------  -------
Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Series 2000-2 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Amount and the balance, if any, shall be applied in accordance with Section 4.14(e). For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, interest and other investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period (prior to the Expected Final Distribution Date) and the first Special Distribution Date, the Servicer shall calculate the amount (the "Reserve Account Draw Amount") if any, by which the
                           ---------------------------
Covered Amount with respect to such Distribution Date or Special Distribution Date exceeds the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Distribution Date.

                  (d) On each Distribution Date on which the Reserve Account Draw Amount is greater than zero, the Trustee, at the written direction of the Servicer, shall withdraw from the Reserve Account and deposit into the Collection Account an amount equal to the lesser of such Reserve Account Draw Amount and the Available Reserve Account Amount. The Trustee, at the written direction of the Servicer, shall apply the amount withdrawn from the Reserve Account on any Distribution Date pursuant to this Section 4.14(d) as follows:

                      (i) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the amount calculated pursuant to clause (a) of the definition of "Covered Amount" for such Distribution Date and the denominator of which is the Covered Amount for such Distribution Date, shall be included in Class A Available Funds with respect to the preceding Due Period and applied pursuant to Section 4.6(a);

                      (ii) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the amount calculated pursuant to clause (b) of the definition of "Covered Amount" for such Distribution Date and the denominator of which is the Covered Amount for such Distribution Date, shall be included in Class B Available Funds with respect to the preceding Due Period and applied pursuant to Section 4.6(b); and

                      (iii) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the amount calculated pursuant to clause (c) of the definition of "Covered Amount" for such Distribution Date and the denominator of which is the Covered Amount for such Distribution Date,shall be included in CTO Available Funds with respect to the preceding Due Period and applied pursuant to
         Section 4.6(c).

                  (e) On each Distribution Date with respect to the Accumulation Period (prior to the Expected Final Distribution Date) and the first Special Distribution Date, the Trustee, at the written direction of the Servicer, shall withdraw from the Reserve Account and deposit into the Collection Account all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account to the extent that the Available Reserve Account Amount with respect to such Distribution Date exceeds the Required Reserve Account Amount with respect to such Distribution Date. The Trustee, at the written direction of the Servicer, shall apply the amount withdrawn from the Reserve Account on any Distribution Date pursuant to this
Section 4.14(e) as follows:

                      (i) the amount withdrawn shall, until the Class A Certificates have been paid in full, be included in Class A Available Funds with respect to the preceding Due Period and applied pursuant to
         Section 4.6(a);

                      (ii) the amount withdrawn shall, after the Class A Certificates have been paid in full and until the Class B Certificates have been paid in full, be included in Class B Available Funds with respect to the preceding Due Period and applied pursuant to Section 4.6(b); and

                      (iii) the amount withdrawn shall, after the Class B Certificates have been paid in full and until the Collateralized Trust Obligations have been paid in full, be included in CTO Available Funds with respect to the preceding Due Period and applied pursuant to
         Section 4.6(c).

                  (f) On each Distribution Date on which the Reserve Account Surplus, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, at the written direction of the Servicer, shall withdraw from the Reserve Account and pay to the Holder of the Exchangeable Transferor Certificate an amount equal to such Reserve Account Surplus.

                  (g) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations shall have been paid in full, (iii) if the Accumulation Period has not commenced, the occurrence of an Early Amortization Event with respect to Series

2000-2 and (iv) if the Accumulation Period has commenced, the earlier of the first Special Distribution Date and the Expected Final Distribution Date, the Trustee, at the written direction of the Servicer, after the prior payment of all amounts owing to the Series 2000-2 Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Holder of the Exchangeable Transferor Certificate all amounts, if any, on deposit in the Reserve Account, and the Reserve Account shall be deemed to have terminated for all purposes of the Agreement.

                  Section 4.15 Postponement of Accumulation Period. The
                               -----------------------------------
Accumulation Period is scheduled to commence at the end of the day on the last day of the October 2002 Due Period; provided, however, that, if the Accumulation
                                    --------- -------
Period Length (determined as described below) shall be less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, be delayed to the first day of any month that is a number of whole months prior to the Expected Final Distribution Date at least equal to the Accumulation Period Length and, as a result, the number of Due Periods in the Accumulation Period shall at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer shall determine the "Accumulation Period Length," which shall equal the number of
               --------------------------
whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length shall not
               --------  -------
be determined to be less than one month.

                  Section 4.16 Suspension of Accumulation Period. (a) The
                               ---------------------------------
Transferor may, in its sole discretion and upon written notice to each Rating Agency, elect to suspend the commencement of the Accumulation Period. The commencement of the Accumulation Period shall be suspended upon delivery by the Transferor to the Trustee of (i) an Officer's Certificate stating that the Transferor has elected to suspend the commencement of the Accumulation Period and that all conditions precedent to such suspension set forth in this Section
4.16 have been satisfied, (ii) a copy of an executed Qualified Maturity Agreement and (iii) an Opinion of Counsel addressed to the Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trustee for the benefit of the Class A Certificateholders, the Class B Certificateholders and the CTO Securityholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section 4.16 and all proceeds thereof. Such property shall constitute Trust Property for all purposes of the Agreement. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Certificateholder of any obligation of the Transferor or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

                  The Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Trustee, for the benefit of the Class A Certificateholders, the Class B Certificateholders and the CTO Securityholders, of all of the rights previously held by the Transferor under any Qualified Maturity Agreement obtained by the Transferor and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Class A Certificateholders, the Class B Certificateholders and the CTO Securityholders.

                  (b) The Transferor shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Funding Account on or before the Expected Final Distribution Date an amount equal to the aggregate outstanding principal balance of the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations on such Distribution Date; provided, however, that the Transferor may instead elect to fund all or a
--------  -------
portion of such deposit with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Distribution Date. The amount deposited shall be applied on the Expected Final Distribution Date pursuant to Section 4.6(f) as if the commencement of the Accumulation Period had not been suspended.

                  (c) Each Qualified Maturity Agreement shall terminate at the close of business on the Expected Final Distribution Date; provided, however,
                                                           --------  -------
that the Transferor may terminate a Qualified Maturity Agreement prior to such Distribution Date if (i) it obtains a substitute Qualified Maturity Agreement,
(ii) the provider of the Qualified Maturity Agreement ceases to qualify as a Qualified Institution and the Transferor is unable to obtain a substitute Qualified Maturity Agreement or (iii) an Early Amortization Event occurs. In addition, the Transferor may terminate a Qualified Maturity Agreement prior to the later of the last day of the October 2002 Due Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section
4.15 (as determined on the Determination Date preceding the date of such termination), in which case the commencement of the Accumulation Period shall be determined as if the Transferor had not elected to suspend such commencement. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as a Qualified Institution, the Transferor shall use its best efforts to obtain a substitute Qualified Maturity Agreement. The Transferor shall notify the Rating

Agencies in writing if it intends to terminate a Qualified Maturity Agreement prior to the Expected Final Distribution Date.

                  (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Final Distribution Date and the commencement of the Early Amortization Period and the Transferor does not obtain a substitute Qualified Maturity Agreement, the Accumulation Period shall commence on the latest of (i) the last day of the October 2002 Due Period, (ii) at the election of the Transferor, the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15 (as determined on the date of such termination) and (iii) the first day of the Due Period following the date of such termination.

                  Section 9. Article V of the Agreement. Article V of the
                             --------------------------
Agreement as it relates to Series 2000-2 shall read in its entirety as follows:

                                   ARTICLE V

                         DISTRIBUTIONS AND REPORTS TO

                              CERTIFICATEHOLDERS

                  Section 5.1 Distributions. (a) On each Determination Date, the
                              -------------
Servicer shall deliver to the Trustee, the Paying Agent and each Rating Agency a certificate substantially in the form of Exhibit E prepared by the Servicer.
                                         ---------

                  (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Agreement.

                  (c) On the Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Certificates pursuant to this Agreement.

                  (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Agreement.

                  (e) On the Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class B Certificates pursuant to this Agreement.

                  (f) On each Distribution Date, the Paying Agent shall distribute to each CTO Securityholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such CTO Securityholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Collateralized Trust Obligations pursuant to this Agreement.

                  (g) On each Distribution Date, the Paying Agent shall distribute to each CTO Securityholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such CTO Securityholder's pro rata share of the amounts that are available on such date to pay principal of the Collateralized Trust Obligations pursuant to this Agreement.

                  (h) On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class D Certificates pursuant to this Agreement.

                  (i) On each Distribution Date, beginning with the Distribution Date on which the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations are paid in full, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class D Certificates pursuant to this Agreement.

                  (j) Except as provided in Section 12.2 with respect to a final distribution, distributions to Series 2000-2 Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Series 2000-2 Certificate or the making of any notation thereon; provided, however, that, with respect to any such Series
                      --------  -------
2000-2 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds; and, provided
            --------
further, that, with respect to the Class D Certificates, such distributions
-------
shall be made to the Class D Certificateholder in immediately available funds if the Class D Certificateholder shall have delivered written instructions to the Trustee with respect to such distributions.

                  Section 5.2 Statements to Series 2000-2 Certificateholders. On
                              ----------------------------------------------
each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 2000-2 Certificateholder of record as of the preceding Record Date a statement substantially in the form of Exhibit F prepared by the
                                                     ---------
Servicer setting forth certain information relating to the Trust and the Series 2000-2 Certificates.

                  On or before January 31 of each calendar year, beginning with 2001, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2000-2 Certificateholder a statement prepared by the Servicer containing the information which is required to be contained in the monthly statement referred to in the preceding paragraph, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-2 Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Series 2000-2 Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                              [END OF ARTICLE V]

                  Section 10. Early Amortization Events. If any one of the
                              -------------------------
events specified in Section 9.1 of the Agreement or any one of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 2000-2 Certificates:

                  (a) failure on the part of the Transferor (x) to make any payment or deposit required by the terms of the Agreement on or before the date occurring five Business Days after the date such payment or deposit is required to be made; or (y) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement that continues unremedied for a period of 60 days (or, in the case of a covenant pursuant to Section 4A of this Series Supplement, 30 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2000-2 Certificates evidencing not less than 50% of the Invested Amount, and as a result of which the interests of the Series 2000-2 Certificateholders are materially and adversely affected;

          (b) any representation or warranty made by the Transferor in the Agreement shall prove to have been incorrect in any material respect when made that continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2000-2 Certificates evidencing not less than 50% of the Invested Amount, and as a result of which the interests of the Series 2000-2 Certificateholders are materially and adversely affected; provided, however, that if the representation or warranty
                    --------  -------
which was breached relates to any particular Receivable or group of Receivables, an Early Amortization Event shall not be deemed to have occurred hereunder if the Transferor shall have accepted reassignment of such Receivable, or all of such Receivables, if applicable, during such period (or such longer period not to exceed a total of 180 days as the Trustee may specify) in accordance with the provisions of the Agreement;

          (c) the Transferor or Circuit City shall consent to the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings of or relating to the Transferor or Circuit City or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator, custodian or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, receivership, conservatorship or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor or Circuit City and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; either the Transferor or Circuit City shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; an involuntary proceeding shall be commenced or an involuntary petition shall be filed with respect to the Transferor or Circuit City in a court of competent jurisdiction seeking to take advantage of any applicable bankruptcy, insolvency, receivership, conservatorship or reorganization statute and such proceeding or petition shall continue undismissed for 60 days; or the Transferor shall become unable for any reason to transfer

Receivables to the Trust in accordance with the provisions of the Agreement;

          (d) any Servicer Default shall occur that would have a material adverse effect on the Holders of the Series 2000-2 Certificates;

          (e) the Transferor shall fail to designate Additional Accounts or cause the Trust to repurchase Investor Certificates in an amount and within the time period required by Section 2.6(a) of the Agreement;

          (f) the average of the Portfolio Yields for any three consecutive Due Periods shall be less than the average of the Base Rates for such period;

          (g) the Interest Rate Cap Provider shall fail to make any payment under the Class A Interest Rate Cap or the Class B Interest Rate Cap within five Business Days of the date on which such payment was due; or

          (h) the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations shall not be paid in full on the Expected Final Distribution Date;

then, in the case of any event described in clause (a), (b) or (d), an Early Amortization Event will be deemed to have occurred with respect to the Series 2000-2 Certificates only if, after any applicable grace period described in the clauses, either the Trustee or the Holders of Series 2000-2 Certificates evidencing more than 50% of the Invested Amount, by written notice to the Transferor and the Servicer (and to the Trustee, if given by such Holders) declare that an Early Amortization Event has occurred as of the date of such notice, and, in the case of any event described in Section 9.1 of the Agreement an Early Amortization Event with respect to all Series, and in the case of any event described in clause (c), (e), (f), (g) or (h), an Early Amortization Event with respect to only the Series 2000-2 Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Holders of the Series 2000-2 Certificates immediately upon the occurrence of such event.



          SECTION 11. CTO Defaults.  If any one of the following events shall
                      ------------
occur with respect to the Collateralized Trust Obligations:

          (a) accrued but unpaid CTO Monthly Interest is not paid in full to the CTO Securityholders on two consecutive Distribution Dates; or

          (b) there is a CTO Investor Charge Off on three consecutive Distribution Dates;

then a CTO Default will be deemed to have occurred with respect to the Collateralized Trust Obligations. If a CTO Default has occurred and is continuing, at the direction of the Holders of more than 50% of the CTO Invested Amount, (i) before the payment in full of the Class A Certificates and the Class B Certificates, the Required Spread Account Amount with respect to each Distribution Date thereafter shall equal the CTO Invested Amount as of such date and (ii) following the payment in full of the Class A Certificates and the Class B Certificates, the Trustee shall sell or cause to be sold an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Invested Amount at the close of business on the date of such sale and pay the proceeds of such sale to the holders of the Series 2000-2 Certificates in final payment of all principal of and accrued interest on Series 2000-2 (which proceeds will be applied first to the CTO Invested Amount until the Collateralized Trust Obligations have been paid in full and then to the Class D Invested Amount until the Class D Certificates have been paid in full); provided, however, that the amount of such Principal Receivables shall
       --------  -------
not exceed the sum of (1) the product of (A) the Transferor Amount on such date and (B) a fraction, the numerator of which is the Invested Amount on such date and the denominator of which is the Aggregate Invested Amount on such date and
(2) the Invested Amount on such date. The Transferor may purchase such Receivables in such case and shall have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party for fair value. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Transferor.

          SECTION 12.  Restrictions on Transfer.
                       ------------------------

          (a) Each Class A Certificate will bear a legend or legends substantially in the following form:

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          (b) Each Class B Certificate will bear a legend or legends substantially in the following form:

          EACH PURCHASER OF THIS CLASS B CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS
                                                              -----
SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS

AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN
              ----
ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS
CLASS B CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          (c) Each Collateralized Trust Obligation will bear a legend or legends substantially in the following form:

          EACH PURCHASER OF THIS COLLATERALIZED TRUST OBLIGATION REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT, EXCEPT AS OTHERWISE AGREED IN WRITING IN CONNECTION WITH THE INITIAL PURCHASE, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN
  -----
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE
 ----
UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          THIS COLLATERALIZED TRUST OBLIGATION HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
                                                              --------------
OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS COLLATERALIZED TRUST OBLIGATION, BY THE PURCHASE HEREOF, AGREES THAT THIS COLLATERALIZED TRUST OBLIGATION MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH BENEFICIAL OWNER OF THIS COLLATERALIZED TRUST OBLIGATION, BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IF SUCH BENEFICIAL OWNER ACQUIRED SUCH INTEREST IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS COLLATERALIZED TRUST OBLIGATION AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          (d) Upon surrender for registration of transfer of a Collateralized Trust Obligation at the office of the Transfer Agent and Registrar, accompanied by a certification by the CTO Securityholder substantially in the form attached as Exhibit G, executed by the registered owner, in person or by such CTO Securityholder's attorney thereunto duly authorized in writing, such Collateralized Trust Obligation shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Collateralized Trust Obligations of any authorized denominations and of a like aggregate principal amount and tenor. Each transfer of a Collateralized Trust Obligation shall be subject to the restrictions set forth in this Section 12 and to such other restrictions as shall be set forth in the text of the Collateralized Trust Obligation. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

          (e) The Transferor may at any time, without the consent of the Series 2000-2 Certificateholders, (i) sell or transfer all or a portion of the Class D Certificates, provided that (A) the Transferor shall have given notice to the Trustee, the Servicer and each Rating Agency of such proposed sale or transfer at least five Business Days prior to the consummation of such sale or transfer,
(B) no Early Amortization Event shall have occurred prior to the consummation of such proposed sale or transfer; (C) the Transferor shall have delivered an Officer's Certificate dated the date of the consummation of such proposed sale or transfer to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause an Early Amortization Event to occur with respect to any Series and (D) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such certificate, to the effect that such proposed sale or transfer will not (x) adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, (y) cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (z) cause or constitute an event in which gain or loss would be recognized by any Certificateholder.

          (f) No Class D Certificate or any interest therein may be Transferred except in accordance with this Section 12. Any sale, conveyance, assignment, hypothecation, pledge, participation or other transfer (each, a "Transfer") of a
                                                                 --------
Class D Certificate otherwise permitted by this Section 12 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such holder's Class D Certificates. No Class D Certificate or any interest therein may be Transferred to any Person (each, an "Assignee") unless
                                                             --------
the Assignee shall have executed and delivered the certification referred to in subsection 12(g) below and each of the Transferor and the Servicer shall have granted its prior consent thereto. The consent of the Transferor and the Servicer shall be granted unless the Transferor reasonably determines that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, however, that any attempted
                                      --------  -------
Transfer that would cause the number of Holders to exceed ninety-nine shall be void.

          (g) Each initial purchaser of a Class D Certificate or any interest therein and any Assignee shall certify to the Transferor, the Servicer and the Trustee that it is either (x)(A) a citizen or resident of the United States, (B) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Class D Certificates may constitute unrelated business taxable income or (C) a person not described in (A) or (B) whose ownership of the Class D Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Class D Certificate will not result in any withholding obligation with respect to any payments with respect to the Class D Certificates by any Person and who will furnish to the Certificateholder making the Transfer, the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form 4224 (and agree to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws) or (y) an estate or trust the income of which is includible in gross income for United States federal income tax purposes.

          (h) Each initial purchaser of a Class D Certificate or any interest therein and any Assignee shall certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it Transfer any interest in a Class D Certificate or cause an interest in a Class D Certificate to be marketed on or through (i) an "established securities market" within the meaning of
Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder, including, without limitation, a market wherein interests in the Class D Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class D Certificates and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others. In addition, each initial purchaser of a Class D Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class D Certificate, that it is not and will not become, for so long as it holds an interest in a Class D Certificate, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If an initial purchaser of an interest in a Class D Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the
--------  -------
Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each Holder acknowledges that special tax counsel to the Transferor may render Opinions of Counsel from time to time to the Transferor and others that the Trust will not be treated as a publicly traded partnership taxable as a corporation, and that such Opinions of Counsel will rely in part on the accuracy of the certifications in this subsection 11(c).

          (i) Each Class D Certificate will bear a legend or legends substantially in the following form:

          EACH PURCHASER OF THIS CLASS D CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS
                                                              -----
SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO
                                                    ----
SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          THIS CLASS D CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS D

CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

          THIS CLASS D CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
                                             --------------
SECURITIES LAW. THE HOLDER OF THIS CLASS D CERTIFICATE, BY THE PURCHASE HEREOF, AGREES THAT THIS CLASS D CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH BENEFICIAL OWNER OF A CLASS D CERTIFICATE, BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CLASS D CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 2000-2 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CLASS D CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 2000-2 SUPPLEMENT.

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS D CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF

          (j) Upon surrender for registration of transfer of a Class D Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class D Certificateholder substantially in the form attached as Exhibit H, executed by the registered owner, in person or by such Class D Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such Class D Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class D Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Each transfer of a Class D Certificate shall be subject to the restrictions set forth in this Section 12 and to such other restrictions as shall be set forth in the text of the Class D Certificates. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

          SECTION 13. Tax Characterization of the Collateralized Trust
                      ------------------------------------------------
Obligations and the Class D Certificates. It is the intention of the parties
----------------------------------------
hereto that the Collateralized Trust Obligations and the Class D Certificates be treated under applicable tax law as indebtedness. In the event that either the Collateralized Trust Obligations or the Class D Certificates are not so treated, it is the intention of the parties that the Collateralized Trust Obligations or the Class D Certificates, as the case may be, be treated under applicable tax law as interests in a partnership that owns the Receivables. In the event that either the Collateralized Trust Obligations or the Class D Certificates are treated under applicable tax law as interests in a partnership, it is the intention of the parties that the Collateralized Trust Obligations or the Class D Certificates, as the case may be, be treated as guaranteed payments and, if for any reason they are not so treated, that the Holders of the Collateralized Trust Obligations or the Class D Certificates, as the case may be, be specially allocated gross interest income equal to the interest accrued during each Interest Period on the Collateralized Trust Obligations or the Class D Certificates, as the case may be.

          SECTION 14. Ratification of Master Pooling and Servicing Agreement. As
                      ------------------------------------------------------
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument; provided, however, that pursuant to Section 9.2(a) of the Agreement, the Trustee
--------  -------
shall sell the portion of the Receivables allocable to Series 2000-2 unless instructed not to sell, dispose of or otherwise liquidate the Receivables by holders of interests aggregating more than 50% of each Class of each Series (including a majority in interest in each collateral indebtedness interest or collateralized trust obligation), each holder of an interest in the Transferor Interest other than the Transferor and any other Person specified in a Supplement.

          SECTION 15. Counterparts.  This Series Supplement may be executed in
                      ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 16. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED
                      -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 17.  Subordination of Certain Termination Payments.
                       ---------------------------------------------
Notwithstanding anything contained in Section 12.2(c) of the Agreement, upon the sale of Receivables or interests therein as provided in Section 12.2(c) of the Agreement, the proceeds of any such sale payable in respect of the Series 2000-2 Certificates shall be payable first to the Class A Certificateholders on a pro rata basis until all obligations payable in respect of the Class A Certificates are paid in full, then to the Class B Certificateholders on a pro rata basis until all obligations payable in respect of the Class B Certificates are paid in full, then to the CTO Securityholders on a pro rata basis until all obligations payable in respect of the Collateralized Trust Obligations are paid in full and then to the Class D Certificateholders on a pro rata basis until all obligations payable in respect of the Class D Certificates are paid in full.

          SECTION 18.  FASIT Election. Each Series 2000-2 Certificateholder, by
                       --------------
acquiring an interest in a Series 2000-2 Certificate, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a financial asset securitization investment trust ("FASIT") within the meaning of
                                                  -----
Section 860L of the Code (or any successor provision thereto); provided,
                                                               --------
however, that such election may not be made unless such election will not
-------
adversely affect in any material respect the interests of the CTO Securityholders and the Transferor delivers to the Trustee an Opinion of Counsel to the effect that (i) the issuance of FASIT regular interests will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, (ii) following such issuance, the Trust will not be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation, and (iii) such issuance will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder.

          SECTION 19.  Paired Series. Subject to obtaining confirmation by each
                       -------------
Rating Agency of the then existing ratings of each class of Series 2000-2 Certificates which is then rated, and prior to the commencement of the Early Amortization Period, the Series 2000-2 Certificates may be paired with one or more other Series (each, a "Paired Series"). Each Paired Series either will be
                            -------------
pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and funded primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series 2000-2 Certificateholders. As principal is paid or deposited into the Principal Funding Account with respect to the Series 2000-2 Certificates, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will, if requested by the Transferor, be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may, if requested by the Transferor, be sold by the Trust (and the proceeds thereof will, if requested by the Transferor, be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 2000-2 Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Series 2000-2 Certificateholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b) of the Agreement. If the Rating Agency Condition shall have been satisfied, the numerator of the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage, the CTO Fixed Allocation Percentage and the Class D Fixed Allocation Percentage with respect to allocations of Collections of Principal Receivables may be changed upon the occurrence of an Early Amortization Event with respect to (and as defined in the Supplement for) a Paired Series (provided that such numerator is not less than the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount or the Class D Invested Amount, respectively, as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           FIRST NORTH AMERICAN NATIONAL BANK,
                                               as Transferor and Servicer

                                           By: /s/ Philip J. Dunn
                                               Name:  Philip J. Dunn
                                               Title: Vice President

                                           BANKERS TRUST COMPANY,
                                               as Trustee and Paying Agent

                                           By: /s/ Francisco B. Talavera, Jr.
                                               Name:  Francisco B. Talavera, Jr.
                                               Title: Assistant Vice President

                                                                       EXHIBIT A

REGISTERED                                                          $200,750,000

No. A-1                                                    CUSIP No. 172937 AK 0

                  Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE,
                                 SERIES 2000-2
                       Expected Final Distribution Date:
                        November 2003 Distribution Date
                 Each $1,000 minimum denomination represents a
             1/200,750 undivided interest in certain assets of the
                     CIRCUIT CITY CREDIT CARD MASTER TRUST
Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables created from time to time in a portfolio of consumer revolving credit card accounts of

                      FIRST NORTH AMERICAN NATIONAL BANK
           (Not an interest in or obligation of First North American
              National Bank, Circuit City Stores, Inc. or any of
                               their affiliates)
This certifies that Cede & Co. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of October 4, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-2 Supplement, dated as of November 29, 2000 (as amended and supplemented, the "Series Supplement"), between First North American National Bank, a national banking association, as Transferor and Servicer, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") created from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of credit insurance policies relating to the Receivables, (iv) all monies on deposit in certain bank accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class A Certificateholders and the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class B Certificateholders, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent there is a conflict between this Class A Certificate and the Agreement or the Series Supplement, the Agreement or the Series Supplement, as applicable, will control. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office: 4 Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class A Certificateholder (and each Certificate Owner of a Class A Certificate), by the acceptance of this Class A Certificate (or its interest therein), is deemed to agree to treat this Class A Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.

                                              FIRST NORTH AMERICAN NATIONAL BANK

                                              By:_____________________________
                                                        Name:  Philip J. Dunn
                                                        Title: Vice President


Dated:  November 29, 2000

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.

                                              BANKERS TRUST COMPANY,
                                              as Trustee

                                              By:  ___________________________
                                                            Authorized Officer


Dated: November 29, 2000

                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                CLASS A FLOATING RATE ASSET BACKED CERTIFICATE,
                                 SERIES 2000-2
                        Summary of Terms and Conditions

             This Class A Certificate is one of a Series of Certificates entitled Circuit City Credit Card Master Trust, Series 2000-2 Certificates (the "Series 2000-2 Certificates"), and one of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $200,750,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount deposited into the Principal Funding Account
-----
prior to such date as Class A Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal
                                     -----
payments made to the Class A Certificateholders prior to such date, minus (d)
                                                                    -----
the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A
                             ----
Investor Charge Offs reimbursed prior to such date pursuant to the Series Supplement and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the Class A Invested Amount prior to such date pursuant to the Series Supplement; provided, however, that the Class A
                                             --------  -------
Invested Amount may not be reduced below zero. In addition, classes of the Series 2000-2 Certificates entitled Class B Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class B Certificates"), Collateralized Trust Obligations, Series 2000-2 (the "Collateralized Trust Obligations") and Class D Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class D Certificates") will be issued. The Exchangeable Transferor Certificate, which represents the Transferor Interest, has been issued to First North American National Bank pursuant to the Agreement.

             Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

             Each Class A Certificate represents the right to receive payments of (i) interest at the per annum rate of 0.23% in excess of LIBOR (as determined on the related LIBOR Determination Date as set forth in the Series Supplement), accruing from November 29, 2000, payable on January 16, 2001 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the November 2003 Distribution Date (and on each Distribution Date thereafter, if the Class A Certificates are not paid in full on the November 2003 Distribution Date) or, upon the occurrence of an Early Amortization Event, on each Distribution Date relating to the Early Amortization Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series Supplement. Interest on the Class A Certificates will be calculated on the basis of a 360-day year and the actual number of days in the relevant Interest Period.

             The Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates are subordinated to the Class A Certificates to the extent set forth in the Series Supplement.

             On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last Business Day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Principal Funding Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate), except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made to Cede & Co. in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series Supplement.

             On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, the Class A Certificates are subject to retransfer to the Transferor. The retransfer price will be equal to the Class A Invested Amount plus accrued but unpaid interest thereon.

             This Class A Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, Circuit City Stores, Inc. or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

             The Agreement and any Supplement may, subject to certain conditions set forth in the Agreement, be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders. The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in
                 --------  -------
any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the related Investor Certificateholders. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

             The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class A Certificates in authorized denominations representing like aggregate Undivided Interests in the Trust will be issued to the designated transferee or transferees.

            As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates in authorized denominations of like aggregate Undivided Interests in the Trust as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

             The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary.

             THE AGREEMENT AND THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AND THIS CLASS A CERTIFICATE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT

Social Security or other identifying number of assignee

_______________________

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _________________________________________
                                                       (name and
         address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
                   ______________________________*
                                              Signature Guaranteed:

                                              ______________________________

______________________

(*)               NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B

REGISTERED                                                           $31,625,000

No. B-1                                                    CUSIP No. 172937 AL 8

          Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          EACH PURCHASER OF THIS CLASS B CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO
SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE,
                                 SERIES 2000-2
                       Expected Final Distribution Date:
                        November 2003 Distribution Date
                 Each $1,000 minimum denomination represents a
                          1/31,625 undivided interest
                           in certain assets of the
                     CIRCUIT CITY CREDIT CARD MASTER TRUST
Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables created from time to time in a portfolio of consumer revolving credit card accounts of

                      FIRST NORTH AMERICAN NATIONAL BANK
          (Not an interest in or obligation of First North American
              National Bank, Circuit City Stores, Inc. or any of
                               their affiliates)
This certifies that Cede & Co. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of October 4, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-2 Supplement, dated as of November 29, 2000 (as amended and supplemented, the "Series Supplement"), among First North American National Bank, a national banking association, as Transferor and Servicer, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") created from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of credit insurance policies relating to the Receivables, (iv) all monies on deposit in certain bank accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class A Certificateholders and the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class B Certificateholders, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent there is a conflict between this Class B Certificate and the

Agreement or the Series Supplement, the Agreement or the Series Supplement, as applicable, will control. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office: 4 Albany Street, New York, New York 10006,
Attention: Corporate Trust and Agency Group/Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class B Certificateholder (and each Certificate Owner of a Class B Certificate), by the acceptance of this Class B Certificate (or its interest therein), is deemed to agree to treat this Class B Certificate for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed.

                                            FIRST NORTH AMERICAN NATIONAL BANK

                                            By:_________________________________
                                                  Name:  Philip J. Dunn
                                                  Title: Vice President


Dated: November 29, 2000

          TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.

                                            BANKERS TRUST COMPANY,
                                            as Trustee
                                            By:_________________________________
                                            Authorized Officer

Dated: November 29, 2000

                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                CLASS B FLOATING RATE ASSET BACKED CERTIFICATE,
                                 SERIES 2000-2
                        Summary of Terms and Conditions
          This Class B Certificate is one of a Series of Certificates entitled Circuit City Credit Card Master Trust, Series 2000-2 Certificates (the "Series 2000-2 Certificates"), and one of a class thereof entitled Class B Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $31,625,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount deposited into the Principal Funding Account prior to such date as Class B Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to the Class B Certificateholders prior to such date, minus (d) the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to the Series Supplement, minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to the Series Supplement, plus (g) the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the Class B Invested Amount prior to such date pursuant to the Series Supplement; provided, however, that the Class B Invested Amount may not be reduced below zero. In addition, classes of the Series 2000-2 Certificates entitled Class A Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class A Certificates"), Collateralized Trust Obligations, Series 2000-2 (the "Collateralized Trust Obligations ") and Class D Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class D Certificates") will be issued. The Exchangeable Transferor Certificate, which represents the Transferor Interest, has been issued to First North American National Bank pursuant to the Agreement.

          Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

          Each Class B Certificate represents the right to receive payments of
(i) interest at the per annum rate of 0.85% in excess of LIBOR (as determined on the related LIBOR Determination Date as set forth in the Series Supplement), accruing from November 29, 2000, payable on January 16, 2001 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the November 2003 Distribution Date (and on each Distribution Date thereafter, if the Class B Certificates are not paid in full on the November 2003 Distribution
Date) or, upon the occurrence of an Early Amortization Event, on each Distribution Date relating to the Early Amortization Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series Supplement. Interest on the Class B Certificates will be calculated on the basis of a 360-day year and the actual number of days in the relevant Interest Period.

          The Class B Certificates are subordinated to the Class A Certificates to the extent set forth in the Series Supplement. The Collateralized Trust Obligations and the Class D Certificates are subordinated to the Class A Certificates and the Class B Certificates to the extent set forth in the Series Supplement.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last Business Day of the preceding calendar month (each, a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Principal Funding Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate), except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made to Cede & Co. in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series Supplement.

          On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, the Class B Certificates are subject to retransfer to the Transferor. The retransfer price will be equal to the Class B Invested Amount plus accrued but unpaid interest thereon.

          This Class B Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, Circuit City Stores, Inc. or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement and any Supplement may, subject to certain conditions set forth in the Agreement, be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders. The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in
                 --------  -------
any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the related Investor Certificateholders. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

          The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class B Certificates in authorized denominations representing like aggregate Undivided Interests in the Trust will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations of like aggregate Undivided Interests in the Trust as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary.

          THE AGREEMENT AND THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AND THIS CLASS B CERTIFICATE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT

Social Security or other identifying number of assignee

_____________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          _________________________________________
                                                   (name and
          address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
     ___________________________*
                              Signature Guaranteed:

                              ______________________________

______________________

(*)     NOTE:      The signature to this assignment must correspond with the
name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

REGISTERED                                                           $26,125,000

No. C-1                                                    CUSIP No. 172937 AM 6

          Unless this Collateralized Trust Obligation is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          EACH PURCHASER OF THIS COLLATERALIZED TRUST OBLIGATION REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT, except as otherwise agreed in writing in connection with the initial purchase, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          THIS COLLATERALIZED TRUST OBLIGATION HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
                                                              --------------
OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS COLLATERALIZED TRUST OBLIGATION, BY THE PURCHASE HEREOF, AGREES THAT THIS COLLATERALIZED TRUST OBLIGATION MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE
              ---
ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH BENEFICIAL OWNER OF THIS COLLATERALIZED TRUST OBLIGATION, BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IF SUCH BENEFICIAL OWNER ACQUIRED SUCH INTEREST IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS

DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS COLLATERALIZED TRUST OBLIGATION AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                       COLLATERALIZED TRUST OBLIGATION,
                                 SERIES 2000-2
                       Expected Final Distribution Date:
                        November 2003 Distribution Date
                Each $250,000 minimum denomination represents a
              1/104.5 undivided interest in certain assets of the
                     CIRCUIT CITY CREDIT CARD MASTER TRUST
Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables created from time to time in a portfolio of consumer revolving credit card accounts of

                       FIRST NORTH AMERICAN NATIONAL BANK
   (Not an interest in or obligation of First North American National Bank,
             Circuit City Stores, Inc. or any of their affiliates)
This certifies that Cede & Co. (the "CTO Securityholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of October 4, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-2 Supplement, dated as of November 29, 2000 (as amended and supplemented, the "Series Supplement"), between First North American National Bank, a national banking association, as Transferor and Servicer, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") created from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of credit insurance policies relating to the Receivables, (iv) all monies on deposit in certain bank accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class A Certificateholders and the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class B Certificateholders, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Collateralized Trust Obligation does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent there is a conflict between this Collateralized Trust Obligation and the Agreement or the Series Supplement, the Agreement or the Series Supplement, as applicable, will control. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office: 4 Albany Street, New York, New York 10006,
Attention: Corporate Trust and Agency Group/Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Collateralized Trust Obligation is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the CTO Securityholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The CTO Securityholder (and each Certificate Owner of a Collateralized Trust Obligation), by the acceptance of this Collateralized Trust Obligation (or its interest therein), is deemed to agree to treat this Collateralized Trust Obligation for Federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Collateralized Trust Obligation shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Collateralized Trust Obligation to be duly executed.


                                     FIRST NORTH AMERICAN NATIONAL BANK


                                     By:___________________________________
                                            Name:  Philip J. Dunn
                                            Title: Vice President


Dated:  November 29, 2000

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Collateralized Trust Obligations described in the within-mentioned Agreement and Series Supplement.

                                     BANKERS TRUST COMPANY,
                                     as Trustee



                                     By: _______________________________
                                         Authorized Officer

Dated: November 29, 2000

                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                       COLLATERALIZED TRUST OBLIGATION,
                                 SERIES 2000-2
                        Summary of Terms and Conditions
               This Collateralized Trust Obligation is one of a Series of Certificates entitled Circuit City Credit Card Master Trust, Series 2000-2 Certificates (the "Series 2000-2 Certificates"), and one of a class thereof entitled Collateralized Trust Obligations, Series 2000-2 (the "Collateralized Trust Obligations"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Collateralized Trust Obligations at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the CTO Invested Amount at such time. The CTO Initial Invested Amount is $26,125,000. The CTO Invested Amount on any date will be an amount equal to (a) the CTO Initial Invested Amount, minus (b)
                                                                     -----
the aggregate amount deposited into the Principal Funding Account prior to such date as CTO Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to
                 -----
the CTO Securityholders prior to such date, minus (d) the aggregate amount of
                                            -----
CTO Investor Charge Offs for all prior Distribution Dates, minus (e) the amount
                                                           -----
of CTO Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to the Series Supplement, minus (f) an amount equal to the amount
                                         -----
by which the CTO Invested Amount has been reduced on all prior Distribution Dates pursuant to the Series Supplement, plus (g) the sum of the amount of
                                         ----
Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series Supplement and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the CTO Invested Amount prior to such date pursuant to the Series Supplement; provided, however, that the CTO Invested
                                   --------  -------
Amount may not be reduced below zero. In addition, classes of the Series 2000-2 Certificates entitled Class A Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class A Certificates"), Class B Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class B Certificates") and Class D Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class D Certificates") will be issued. The Exchangeable Transferor Certificate, which represents the Transferor Interest, has been issued to First North American National Bank pursuant to the Agreement.

               Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor

Certificates, which will represent fractional undivided interests in certain Trust Property.

               Each Collateralized Trust Obligation represents the right to receive payments of (i) interest at the per annum rate of 1.65% in excess of LIBOR (as determined on the related LIBOR Determination Date as set forth in the Series Supplement), accruing from November 29, 2000, payable on January 16, 2001, and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the November 2003 Distribution Date (and on each Distribution Date thereafter, if the Collateralized Trust Obligations are not paid in full on the November 2003 Distribution Date) or, upon the occurrence of an Early Amortization Event, on each Distribution Date relating to the Early Amortization Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series Supplement. Interest on the Collateralized Trust Obligations will be calculated on the basis of a 360-day year and the actual number of days in the relevant Interest Period.

               The Collateralized Trust Obligations are subordinated to the Class A Certificates and the Class B Certificates to the extent set forth in the Series Supplement. The Class D Certificates are subordinated to the Class A Certificates, the Class B Certificates, and the Collateralized Trust Obligations to the extent set forth in the Series Supplement.

               On each Distribution Date, the Paying Agent shall distribute to each CTO Securityholder of record on the last Business Day of the preceding calendar month (each a "Record Date") such CTO Securityholder's pro rata share of such amounts (including amounts on deposit in the Principal Funding Account) as are payable to the CTO Securityholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Collateralized Trust Obligation will be made by the Paying Agent by check mailed to the address of the CTO Securityholder of record appearing in the Certificate Register without the presentation or surrender of this Collateralized Trust Obligation or the making of any notation thereon (except for the final distribution in respect of this Collateralized Trust Obligation), except that with respect to Collateralized Trust Obligations registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made to Cede & Co. in the form of immediately available funds. Final payment of this Collateralized Trust Obligation will be made only upon presentation and surrender of this Collateralized Trust Obligation at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series Supplement.

               On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, the Collateralized Trust Obligations are subject to retransfer to the Transferor. The retransfer price will be equal to the CTO Invested Amount plus accrued but unpaid interest thereon.

               This Collateralized Trust Obligation does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, Circuit City Stores, Inc. or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Collateralized Trust Obligation is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

               The Agreement and any Supplement may, subject to certain conditions set forth in the Agreement, be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders. The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i)
                        --------  -------
reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the related Investor Certificateholders. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

               The Collateralized Trust Obligations are issuable only in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. The transfer of this Collateralized Trust Obligation shall be registered in the Certificate Register upon surrender of this Collateralized Trust Obligation for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Collateralized Trust Obligations in authorized denominations representing like aggregate Undivided Interests in the Trust will be issued to the designated transferee or transferees.

               As provided in the Agreement and subject to certain limitations therein set forth, Collateralized Trust Obligations are exchangeable for new Collateralized Trust Obligations in authorized denominations of like aggregate Undivided Interests in the Trust as requested by the CTO Securityholder surrendering such Collateralized Trust Obligations. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

               The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Collateralized Trust Obligation is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary.


               THE AGREEMENT AND THIS COLLATERALIZED TRUST OBLIGATION SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AND THIS COLLATERALIZED TRUST OBLIGATION SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT
Social Security or other identifying number of assignee
____________________

               FOR VALUE RECEIVED, the undersigned hereby sells,
     assigns and transfers unto
     ________________________________________________

                                                                  (name and
     address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

      ______________________________*
                                                 Signature Guaranteed:
                                                 ______________________________

_______________________

(*)               NOTE:             The signature to this assignment must
correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

REGISTERED                                                          $16,500,000

No. D-1

               EACH PURCHASER OF THIS CLASS D CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST NORTH AMERICAN NATIONAL BANK AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE
 ----
UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

               THIS CLASS D CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS D CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

               THIS CLASS D CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY
                                                   --------------
STATE SECURITIES LAW. THE HOLDER OF THIS CLASS D CERTIFICATE, BY THE PURCHASE HEREOF, AGREES THAT THIS CLASS D CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH BENEFICIAL OWNER OF A CLASS D CERTIFICATE, BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CLASS D CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 2000-2 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CLASS D CERTIFICATE MAY

NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 2000-2 SUPPLEMENT.

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS D CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                CLASS D FLOATING RATE ASSET BACKED CERTIFICATE,
                                 SERIES 2000-2
                      Representing an undivided interest
                           in certain assets of the
                     CIRCUIT CITY CREDIT CARD MASTER TRUST
Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables created from time to time in a portfolio of consumer revolving credit card accounts of

                       FIRST NORTH AMERICAN NATIONAL BANK
   (Not an interest in or obligation of First North American National Bank,
             Circuit City Stores, Inc. or any of their affiliates)
This certifies that First North American National Bank (the "Class D Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Master Pooling and Servicing Agreement, dated as of October 4, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-2 Supplement, dated as of November 29, 2000 (as amended and supplemented, the "Series Supplement"), between First North American National Bank, a national banking association, as Transferor and Servicer, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) receivables (the "Receivables") created from time to time in a portfolio of consumer revolving credit card accounts identified under the Agreement (the "Accounts"), (ii) all monies due or to become due in payment of the Receivables, (iii) all proceeds of the Receivables and proceeds of credit insurance policies relating to the Receivables, (iv) all monies on deposit in certain bank accounts of the Trust (excluding investment earnings, unless otherwise specified in the Agreement or any Supplement), (v) the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class A Certificateholders and the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class B Certificateholders, (vi) any Enhancement with respect to any Series (or class thereof) and (vii) all other assets and interests constituting the Trust Property. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class D Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent there is a conflict between this Class D Certificate and the Agreement or the Series

Supplement, the Agreement or the Series Supplement, as applicable, will control. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust
Office: 4 Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

          This Class D Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class D Certificateholder by virtue of the acceptance hereof assents and is bound.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class D Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Class D Certificate to be duly executed.

                                          FIRST NORTH AMERICAN NATIONAL BANK


                                          By:_________________________________
                                                  Name:  Philip J. Dunn
                                                  Title: Vice President


Dated:  November 29, 2000

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Class D Certificates described in the within-mentioned Agreement and Series Supplement.

                                      BANKERS TRUST COMPANY,
                                      as Trustee

                                      By:______________________________
                                        Authorized Officer

Dated: November 29, 2000

                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                CLASS D FLOATING RATE ASSET BACKED CERTIFICATE,
                                 SERIES 2000-2
                        Summary of Terms and Conditions
          This Class D Certificate is one of a Series of Certificates entitled Circuit City Credit Card Master Trust, Series 2000-2 Certificates (the "Series 2000-2 Certificates"), and one of a class thereof entitled Class D Asset Backed Certificates, Series 2000-2 (the "Class D Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class D Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class D Invested Amount at such time. The Class D Initial Invested Amount is $16,500,000. The Class D Invested Amount on any date will be an amount equal to (a) the Class D Initial Invested Amount, minus (b) the aggregate amount
                                                  -----
of principal payments made to the Class D Certificateholders prior to such date, minus (c) the aggregate amount of Class D Investor Charge Offs for all prior
-----
Distribution Dates, minus (d) the amount of Class D Subordinated Principal
                    -----
Collections allocated on all prior Distribution Dates pursuant to the Series Supplement, minus (e) an amount equal to the amount by which the Class D
            -----
Invested Amount has been reduced on all prior Distribution Dates pursuant to the Series Supplement, plus (f) the sum of the amount of Excess Spread and Shared
                   ----
Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the Class D Invested Amount prior to such date pursuant to the Series Supplement; provided, however, that the Class D Invested
                                   --------  -------
Amount may not be reduced below zero. In addition, classes of the Series 2000-2 Certificates entitled Class A Floating Rate Asset Backed Certificates (the "Class A Certificates"), Class B Floating Rate Asset Backed Certificates, Series 2000-2 (the "Class B Certificates") and Collateralized Trust Obligations, Series 2000-2 (the "Collateralized Trust Obligations"). The Exchangeable Transferor Certificate, which represents the Transferor Interest, has been issued to First North American National Bank pursuant to the Agreement.

          Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

          Each Class D Certificate represents the right to receive payments of
(i) interest at the per annum rate of 1.65% in excess of LIBOR (as determined on the related LIBOR Determination Date as set forth in the Series Supplement), accruing from November 29, 2000 payable on January 16, 2001 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on each Distribution Date on and after the Distribution Date on which the Collateralized Trust Obligations have been paid in full (subject to certain exceptions), in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series Supplement. Interest on the Class D Certificates will be calculated on the basis of a 360-day year and the actual number of days in the relevant Interest Period.

          The Class D Certificates, are subordinated to the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations to the extent set forth in the Series Supplement.

          On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record on the last Business Day of the preceding calendar month (each a "Record Date") such Class D Certificateholder's pro rata share of such amounts as are payable to the Class D Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class D Certificate will be made by the Paying Agent by check mailed to the address of the Class D Certificateholder of record appearing in the Certificate Register or in the form of immediately available funds (delivered in accordance with written instructions delivered to the Trustee prior to such Distribution
Date) without the presentation or surrender of this Class D Certificate or the making of any notation thereon (except for the final distribution in respect of this Class D Certificate). Final payment of this Class D Certificate will be made only upon presentation and surrender of this Class D Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series Supplement.

          On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, the Class D Certificates are subject to retransfer to the Transferor. The retransfer price will be equal to the Class D Invested Amount plus accrued but unpaid interest thereon.

          This Class D Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, Circuit City Stores, Inc. or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class D Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

          The Agreement and any Supplement may, subject to certain conditions set forth in the Agreement, be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders. The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment shall (i) reduce in
                 --------  -------
any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders, or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the related Investor Certificateholders. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

          The Class D Certificates are issuable only in minimum denominations of $500,000 and integral multiples of $1,000. The transfer of this Class D Certificate shall be registered in the Certificate Register upon surrender of this Class D Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, subject to the satisfaction of the conditions set forth in the legend above, and thereupon one or more new Class D Certificates in authorized denominations representing like aggregate Undivided Interests in the Trust will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates in authorized denominations of like aggregate Undivided Interests in the Trust as requested by the Class D Certificateholder surrendering such

Class D Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class D Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary.

          THE AGREEMENT AND THIS CLASS D CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AND THIS CLASS D CERTIFICATE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ASSIGNMENT
Social Security or other identifying number of assignee
--------------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     -----------------------------------------
                                                 (name and
     address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

     ______________________________*
                            Signature Guaranteed:

                            ------------------------------

______________________

(*)       NOTE:      The signature to this assignment must correspond with the
name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                    FORM OF MONTHLY SERVICER'S CERTIFICATE

                      FIRST NORTH AMERICAN NATIONAL BANK
--------------------------------------------------------------------------------
                     CIRCUIT CITY CREDIT CARD MASTER TRUST
                                 SERIES 1996-1
                                 SERIES 1998-2
                                 SERIES 2000-1
                                 SERIES 2000-2
--------------------------------------------------------------------------------
The undersigned, a duly authorized representative of First North
American National Bank as Servicer pursuant to the Master Pooling and Servicing Agreement dated as of October 4, 1994 and the Series
1996-1, Series 1998-2, 2000-1 and Series 2000-2 Supplements to the
Master Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement") by and among First North American National Bank, as
Transferor and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this certificate have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement.

2 This Certificate is being delivered pursuant to subsection 3.4(c) of the Pooling and Servicing Agreement for the Due Period ending

3 First North American National Bank is the Servicer under the Pooling and Servicing Agreement.

4.        The undersigned is a Servicing Officer.

5. The date of this Certificate is the 8th day prior to a Distribution Date (or, if such day is not a Business Day, the next succeeding Business Day)(the "Determination Date") under the Supplement to the Pooling and Servicing Agreement.

GENERAL
-------
          Series 1996-1 Early Amortization ("Y" or "N")?                     N
          Series 1998-2 Early Amortization ("Y" or "N")?                     N
          Series 2000-1 Early Amortization ("Y" or "N")?                     N
          Series 2000-2 Early Amortization ("Y" or "N")?                     N

RECEIVABLES
-----------

6.        The aggregate amount of Principal Receivables net of
          defaults as of the end of the last day of the relevant Due
          Period                                                             $

7.        The aggregate amount of Finance Charge Receivables as of
          the end of the last day of the relevant Due Period                 $

8.        The aggregate amount of Discount Option Receivables as of
          the end of the last day of the relevant Due Period                 $

9.        The aggregate amount of Receivables as of the end of the
          last day of the relevant Due Period pursuant to 3.4(c)(xi)         $

10.       The Transferor Amount as of the end of the last day of the
          relevant Due Period                                                $

11.       The Minimum Transferor Amount as of the end of the last
          day of the relevant Due Period                                     $

12.       The Excess Funding Account Balance as of the end of the
          last day of the relevant Due Period                                $

13.       The aggregate principal balance of Receivables determined
          to be Receivables of Defaulted Accounts for the relevant
          Due Period pursuant to 3.4(c)(ii) is equal to                      $


COLLECTIONS
-----------

14.       The aggregate amount of Collections of Principal
          Receivables for the relevant Due Period                            $

15.       The aggregate amount of Collections of Finance Charge
          Receivables for the relevant Due Period                            $

16.       The aggregate amount of Recoveries for the relevant
          Due Period                                                         $

17.       The aggregate amount of interest earnings (net of
          losses and investment expenses) on the Excess Funding
          Account for the relevant Due Period                                $

18.       The aggregate amount of Collections processed for the
          relevant Due Period (sum of lines 14, 15, 16 and 17)               $

19.       The average Discount Percentage for the relevant Due
          Period                                                             %


ALLOCATIONS
-----------

20.       The Invested Amounts of all Series of Investor
          Certificates outstanding as of the end of the last day of the relevant Due Period (pursuant to Sec. 3.4(c)(xii)):

                                                  (a) Series 1996-1
                                                                     Class A
                                                                     Class B
                                                                     Class C
                                                                     Class D

                                                                             $
                                                  (b) Series 1998-2
                                                                     Class A
                                                                     Class B

                                                                             $
                                                  (c) Series 2000-1
                                                                     Class A
                                                                     Class B
                                                                     Class C
                                                                     Class D

                                                                             $
                                                  (d) Series 2000-2
                                                                     Class A
                                                                     Class B
                                                                     Class C
                                                                     Class D

                                                                             $

          (e)  Aggregate Invested Amount (sum line 20(a) - 20(d))            $


ALLOCATION PERCENTAGES
----------------------

          Series 1996 - 1:
          ----------------

21. The weighted daily average Allocation Percentage with respect to allocations of Collections of Receivables during the relevant Due Period

               Floating Percentage                                           %
               Fixed Percentage                                              %

          Series 1998 - 2:
          ----------------

22.       The weighted daily average Allocation Percentage with
          respect to allocations of Collections of Receivables
          during the relevant Due Period
               Floating Percentage                                           %
               Fixed Percentage                                              %

          Series 2000 - 1:
          ----------------

23.       The weighted daily average Allocation Percentage with
          respect to allocations of Collections of Receivables
          during the relevant Due Period
               Floating Percentage                                           %
               Fixed Percentage                                              %

          Series 2000 - 2:
          ----------------

24.       The weighted daily average Allocation Percentage with
          respect to allocations of Collections of Receivables
          during the relevant Due Period
               Floating Percentage                                           %
               Fixed Percentage                                              %

INVESTOR ALLOCATIONS
--------------------

          Series 1996 - 1:
          ----------------

25.       The sum of the Series 1996-1 daily allocations of
          Collections of Principal Receivables for the relevant Due
          Period                                                             $

26.       The sum of the Series 1996-1 daily allocation of
          Collections of Finance Charge Receivables for the relevant
          Due Period                                                         $

27.       The Investor Default Amount for the relevant Due Period            $

          Series 1998 - 2:
          ----------------

28.       The sum of the Series 1998-2 daily allocations of
          Collections of Principal Receivables for the relevant Due
          Period                                                             $

29.       The sum of the Series 1998-2 daily allocation of
          Collections of Finance Charge Receivables for the relevant
          Due Period                                                         $

30.       The Investor Default Amount for the relevant Due Period            $

          Series 2000 - 1:
          ----------------

31.       The sum of the Series 2000-1 daily allocations of
          Collections of Principal Receivables for the relevant Due
          Period                                                             $

32.       The sum of the Series 2000-1 daily allocation of
          Collections of Finance Charge Receivables for the relevant
          Due Period                                                         $

33.       The Investor Default Amount for the relevant Due Period            $

          Series 2000 - 2:
          ----------------

34.       The sum of the Series 2000-2 daily allocations of
          Collections of Principal Receivables for the relevant Due
          Period                                                             $

35.       The sum of the Series 2000-2 daily allocation of
          Collections of Finance Charge Receivables for the relevant
          Due Period                                                         $

36.       The Investor Default Amount for the relevant Due Period            $

DISTRIBUTIONS
-------------

          Series 1996-1 Distributions to Certificateholders:
          --------------------------------------------------

37.       The amount of distributions to certificateholders allocable to principal for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C                                                       $
               Class D                                                       $
          Total principal distributions to Series 1996-1 Certificateholders  $

38.       The amount of distributions to certificateholders
          allocable to interest for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C and D                                                 $
          Total interest distributions to Series 1996-1 Certificateholders   $

39. Total distributions to Series 1996-1 Certificateholders for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C and D                                                 $
          Total distributions to Series 1996-1 Certificateholders            $

          Series 1998-2 Distributions to Certificateholders:
          --------------------------------------------------

40. The amount of distributions to certificateholders allocable to principal for the current Distribution Date
               Class A1                                                      $
               Class A2                                                      $
               Class B                                                       $
          Total principal distributions to Series 1998-2 Certificateholders  $

41.       The amount of Carrying Costs allocable to the Series 1998-2
          Class A Certificateholders of each Class for the current
          Accrual Period
               Class A1                                                      $
               Class A2                                                      $
               Class B                                                       $
          Total Carrying Costs allocable to Series 1998-2 Certificateholders $

          Series 2000-1 Distributions to Certificateholders:
          --------------------------------------------------

42. The amount of distributions to certificateholders allocable to principal for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C                                                       $
               Class D                                                       $
          Total principal distributions to Series 2000-1 Certificateholders  $

43. The amount of distributions to certificateholders allocable to interest for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C and D                                                 $
          Total interest distributions to Series 2000-1 Certificateholders   $

44. Total distributions to Series 2000-1 Certificateholders for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C and D                                                 $
          Total distributions to Series 2000-1 Certificateholders            $

          Series 2000-2 Distributions to Certificateholders:
          --------------------------------------------------

45. The amount of distributions to certificateholders allocable to principal for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C                                                       $
               Class D                                                       $
          Total principal distributions to Series 2000-2 Certificateholders  $

46. The amount of distributions to certificateholders allocable to interest for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C and D                                                 $
          Total interest distributions to Series 2000-2 Certificateholders   $

47. Total distributions to Series 2000-2 Certificateholders for the current Distribution Date
               Class A                                                       $
               Class B                                                       $
               Class C and D                                                 $
          Total distributions to Series 2000-2 Certificateholders            $


          Series Allocable Amount
          -----------------------

48.       The Series Adjustment Amount as of the end
          of the relevant Due Period                                         $

49. The Allocable Amount for Series 1996-1 as of the end of the relevant Due Period (Inv Default Amt + Series 96-1 Adjust Amount) $

               Class A                                                       $
               Class B                                                       $
               Class C                                                       $
               Class D                                                       $

50. The Allocable Amount for Series 1998-2 as of the end of the relevant Due Period (Inv Default Amt + Series 98-2 Adjust Amount) $

               Class A1                                                      $
               Class A2                                                      $
               Class B                                                       $

51. The Allocable Amount for Series 2000-1 as of the end of the relevant Due Period (Inv Default Amt + Series 00-1 Adjust Amount) $

               Class A                                                       $
               Class B                                                       $
               Class C                                                       $
               Class D                                                       $


52. The Allocable Amount for Series 2000-2 as of the end of the relevant Due Period (Inv Default Amt + Series 00-2 Adjust Amount) $

               Class A                                                       $
               Class B                                                       $
               Class C                                                       $
               Class D                                                       $

          Trust Reimbursement Calculation
          -------------------------------

53.       The amount of remaining available funds payable to the
          Transferor on the relevant Distribution Date:
          a.  Collection Account beginning balance for the
              relevant Due Period                                            $
          b.  plus:  Series 1996-1 Allocation                                $
          c.  plus:  Series 1998-2 Allocation                                $
          d.  plus:  Series 2000-1 Allocation                                $
          e.  plus:  Series 2000-2 Allocation                                $

          f.  plus:  Investment earnings and reserve deposits                $
          g.  less:  Trust reimbursement/expense/principal withdrawals       $
          h.  Total amount payable to the Transferor                         $

          Additional Items
          ----------------

54. The Portfolio Yield for the relevant Due Period (including Shared Excess Finance Charge Collections, if allocated) with respect to:
               (a)  Series 1996-1                                            %
               (b)  Series 1998-2                                            %
               (c)  Series 2000-1                                            %
               (d)  Series 2000-2                                            %

55.       The 3-month average Portfolio Yield for the three most recent months with respect to:
               (a)  Series 1996-1                                            %
               (b)  Series 1998-2 (2-month average only)                     %
               (c)  Series 2000-1                                            %
               (d)  Series 2000-2                                            %

56.       The Base Rate for the relevant Due Period with respect to:
               (a)  Series 1996-1                                            %
               (b)  Series 1998-2                                            %
               (c)  Series 2000-1                                            %
               (d)  Series 2000-2                                            %

57.       The 3-month average Base Rate for the three most recent
          months with respect to:
               (a)  Series 1996-1                                            %
               (b)  Series 1998-2 (2-month average only)                     %
               (c)  Series 2000-1                                            %
               (d)  Series 2000-2                                            %

58.       Average Excess Spread Percentage (line 55 minus 57)
               (a)  Series 1996-1                                            %
               (b)  Series 1998-2 (2-month average only)                     %
               (c)  Series 2000-1                                            %
               (d)  Series 2000-2                                            %

59.       Number of EPP Accounts as of the end of the relevant Due Period
          EPP Accounts as a percentage of Total Accounts (must be * 30%)     %

60.       Receivables in EPP Accounts as of the end of the relevant Due
          Period Receivables in EPP Accounts as a percentage of Total
          Receivables                                                        %

61.       The daily weighted average Series 1996-1 Investor Amount
          during the relevant Due Period.                                    $

62.       The daily weighted average Series 1998-2 Invested Amount
          during the relevant Due Period.                                    $

63.       The daily weighted average Series 2000-1 Investor Amount
          during the relevant Due Period.                                    $

64.       The daily weighted average Series 2000-2 Investor Amount
          during the relevant Due Period.                                    $

65. The aggregate outstanding balance of Receivables which were, as of the end of the relevant Due Period:

               (a)    Delinquent 31 to 60 days                               $
               (b)    Delinquent 61 to 90 days                               $
               (c)    Delinquent 91 days or more                             $

* denotes is greater than.

          Series 1996-1 LIBOR Determination
          ---------------------------------

66.       LIBOR Determination date for the relevant Due Period

67.       LIBOR rate for the relevant Due Period                             %

68. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligations of the Servicer under the Master Pooling and Servicing
          Agreement has occurred or is continuing except as follows:

69. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any Receivables other than pursuant to the Master Pooling and Servicing Agreement (or, if there is a lien, such lien consists of _________________________________)

70. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.

          Series 2000-1 LIBOR Determination
          ---------------------------------

71.       LIBOR Determination date for the relevant Due Period

72.       LIBOR rate for the relevant Due Period                             %

73. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligations of the Servicer under the Master Pooling and Servicing
          Agreement has occurred or is continuing except as follows:

74. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any Receivables other than pursuant to the Master Pooling and Servicing Agreement (or, if there is a lien, such lien consists of _________________________________)

75. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.

          Series 2000-2 LIBOR Determination
          ---------------------------------

76.       LIBOR Determination date for the relevant Due Period

77.       LIBOR rate for the relevant Due Period                             %

78. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligations of the Servicer under the Master Pooling and Servicing
          Agreement has occurred or is continuing except as follows:

79. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any Receivables other than pursuant to the Master Pooling and Servicing Agreement (or, if there is a lien, such lien consists of _________________________________)

80. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of______, ____.


               FIRST NORTH AMERICAN NATIONAL BANK,
                                   as Servicer

                                                By ___________________________
                                                Name:  Philip J. Dunn
                                                Title: Vice President

                                                                       EXHIBIT G



                                    [DATE]


First North American National Bank
225 Chastain Meadows Court
Kennesaw, Georgia 30144

Bankers Trust Company
Four Albany Street
New York, New York 10006

Re:  Collateralized Trust Obligation, Series 2000-2
     ----------------------------------------------

Ladies and Gentlemen:

     In connection with our proposed purchase of $____________ in principal amount of the Circuit City Credit Card Master Trust, Collateralized Trust Obligations, Series 2000-2 (the "Certificate"), we confirm that:

     1. We agree to be bound by the restrictions and conditions set forth in the Master Pooling and Servicing Agreement, dated as of October 4, 1994, as amended and as supplemented by the Series 2000-2 Supplement thereto dated as of November 29, 2000 (the "Series 2000-2 Supplement" and, together with the Master Pooling and Servicing Agreement, the "Pooling and Servicing Agreement"), each by and between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, relating to the Certificate and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the Certificate except in compliance with, such restrictions and conditions, including, without limitation, those in Section 12 of the Series 2000-2 Supplement.

     2. We understand that the Certificate has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law and agree that the Certificate may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor or (ii) pursuant to Rule 144A under the Securities Act to a person whom we reasonably believe is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB")
                                                                    ---
purchasing for its own account or a QIB purchasing for the account of a QIB, whom we have informed, in each case, that such reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A.

     3. We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Certificate is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificate by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that (a) if we are a person described in clause
(A)(i) or (A)(ii) above, we will furnish to the person from whom we are acquiring a Certificate, the Servicer and the Trustee a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a Certificate, the Servicer and the Trustee a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that, if we are a tax-exempt entity, payments with respect to the Certificate may constitute unrelated business taxable income.

     4. We understand that no subsequent Transfer of a Certificate is permitted unless (i) such Transfer is of a Certificate with a denomination of at least $250,000.

     5. We are a QIB and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificate, and we and any account for which we are acting are each able to bear the economic risk of our or its investment.

     6. We are not (i) an "employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"))
                                                                     -----
that is subject to Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include "plan assets" (as described in

29 C.F.R. 2510.3-101) by reason of a plan's investment in such entity or (iv) a person investing "plan assets" (as described in 29 C.F.R. 2510.3-101) of any such plan (including, for purposes of clauses (iii) and (iv), insurance company general accounts but excluding any entity registered under the Investment Company Act of 1940, as amended).

     7. We understand that any purported Transfer of any Certificate in contravention of the restrictions and conditions in paragraphs 1 through 6 above shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Certificateholder for any purpose.

     8. We further understand that, on any proposed reoffer, resale, pledge or transfer of any Certificate, we will be required to furnish to the Trustee and the Transfer Agent and Registrar such certification and other information as the Trustee or the Transfer Agent and Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Certificate and the Pooling and Servicing Agreement, and we agree that if we determine to Transfer any Certificate we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that the Certificate purchased by us will bear a legend to the foregoing effect.

     9. The person signing this letter on behalf of the ultimate beneficial purchaser of the Certificate has been duly authorized by such beneficial purchaser of the Certificate to do so.

     10. The Certificate purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto.

     You are entitled to rely upon this letter and we understand that, in granting their respective consents to our purchase of the Certificate, the Transferor and the Servicer will rely on our representations and warranties in this letter and on our certifications in the documents (including, without limitation, the Form W-9 or Form 4224, as applicable) delivered by us to the Transferor, the Servicer or the Trustee in connection with our purchase of the Certificate. You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,

                                   [FULL LEGAL NAME OF PURCHASER]

                                   By:_______________________
                                        Name:
                                        Title:

                                  Schedule 1
                                  ----------

Registration Instructions:
-------------------------

Full Legal Name of Purchaser:__________________________


Name in Which Certificates Should be Registered:


                             __________________________


Number and Denomination of Certificates:_______________

                                        _______________
Notice Information:
------------------

Address:

Attention:
Telephone:
Telefax:


[PLEASE ATTACH AN ORIGINAL EXECUTED U.S. INTERNAL REVENUE SERVICE FORM W-9 AND/OR FORM 4224, IF APPLICABLE]

                                                                       EXHIBIT H


                                     [DATE]


First North American National Bank
225 Chastain Meadows Court
Kennesaw, Georgia  30144

Bankers Trust Company
Four Albany Street
New York, New York 10006

Re:  Class D Certificate, Series 2000-2
     ----------------------------------

Ladies and Gentlemen:

     In connection with our proposed purchase of $____________ in principal amount of the Circuit City Credit Card Master Trust, Class D Asset Backed Certificate, Series 2000-2 (the "Certificate"), we confirm that:

     1. We agree to be bound by the restrictions and conditions set forth in the Master Pooling and Servicing Agreement, dated as of October 4, 1994, as amended and as supplemented by the Series 2000-2 Supplement thereto dated as of November 29, 2000 (the "Series 2000-2 Supplement" and, together with the Master Pooling and Servicing Agreement, the "Pooling and Servicing Agreement"), each by and between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, relating to the Certificate and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the Certificate except in compliance with, such restrictions and conditions, including, without limitation, those in Section 12 of the Series 2000-2 Supplement.

     2. We understand that the Certificate has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law and agree that the Certificate may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor or (ii) to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and

Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee).

     3. We have neither acquired nor will we Transfer any Certificate we acquire (or any interest therein) or cause any Certificate (or any interest therein) to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

     4. We are not and will not become, for so long as we hold an interest in the Certificate, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes.

     5. We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (i) or (ii) whose ownership of the Certificate is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificate by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that (a) if we are a person described in clause
(A)(i) or (A)(ii) above, we will furnish to the person from whom we are acquiring a Certificate, the Servicer and the Trustee a properly executed U.S. Internal Revenue Service Form W-9 and a new Form W-9, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form or (b) if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a Certificate, the Servicer and the Trustee a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224, or any successor applicable form, upon the expiration or obsolescence of any previously delivered form (and, in each case, such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that, if we are a tax-exempt entity, payments with respect to the Certificate may constitute unrelated business taxable income.

     6. We understand that no subsequent Transfer of a Certificate is permitted unless (i) such Transfer is of a

Certificate with a denomination of at least $500,000 and (ii) the Transferor and the Servicer consent in writing to the proposed Transfer, which consent shall be granted (assuming that all other conditions to such Transfer are satisfied) unless either the Transferor or the Servicer determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, however, that
                                                      --------  -------
any attempted Transfer that would cause the number of holders of Class D Certificates to exceed ninety nine shall be void; and, provided further, that
                                                       -------- -------
there shall not at any time be more than 10 holders of Class D Certificates of Series 2000-2 or such other number as may be consented to by the Transferor, which consent may be withheld in its sole and absolute discretion.

     7. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificate, and we and any account for which we are acting are each able to bear the economic risk of our or its investment.

     8. We are acquiring each Certificate purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment discretion.

     9. We are not (i) an "employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"))
                                                                     -----
that is subject to Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (iii) an entity whose underlying assets include "plan assets" (as described in 29 C.F.R. 2510.3-101) by reason of a plan's investment in such entity or (iv) a person investing "plan assets" (as described in 29 C.F.R. 2510.3-101) of any such plan (including, for purposes of clauses (iii) and (iv), insurance company general accounts but excluding any entity registered under the Investment Company Act of 1940, as amended).

     10. We understand that any purported Transfer of any Certificate in contravention of the restrictions and conditions in paragraphs 1 through 9 above shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Certificateholder for any purpose.

     11. We further understand that, on any proposed reoffer, resale, pledge or transfer of any Certificate, we will be required to furnish to the Trustee and the Transfer Agent and Registrar such certification and other information as the Trustee or the Transfer Agent and Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Certificate and the Pooling and Servicing Agreement, and we agree that if we determine to Transfer any Certificate we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that the Certificate purchased by us will bear a legend to the foregoing effect.

     12. The person signing this letter on behalf of the ultimate beneficial purchaser of the Certificate has been duly authorized by such beneficial purchaser of the Certificate to do so.

     13. The Certificate purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the Certificate held by us should be wired to us in accordance with the instructions set forth on Schedule 1 hereto unless we otherwise notify the Transferor, the Servicer and the Trustee in writing.

     You are entitled to rely upon this letter and we understand that, in granting their respective consents to our purchase of the Certificate, the Transferor and the Servicer will rely on our representations and warranties in this letter and on our certifications in the documents (including, without limitation, the Form W-9 or Form 4224, as applicable) delivered by us to the Transferor, the Servicer or the Trustee in connection with our purchase of the Certificate. You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,

                                            [FULL LEGAL NAME OF PURCHASER]

                                            By:__________________________
                                                 Name:
                                                 Title:

                                  Schedule 1
                                  ----------

                     Registration and Payment Instructions
                     -------------------------------------


Registration Instructions:
-------------------------


Full Legal Name of Purchaser:___________________________________________________


Name in Which Certificates Should be Registered:


                             ___________________________________________________


Number and Denomination of Certificates:________________________________________

                                        ________________________________________


Payment Instructions:
--------------------

Name of Bank:
Address of Bank:
Account Name:
Account Number:
ABA Number:
Reference:


Notice Information:
------------------

Address:


Attention:
Telephone:
Telefax:


[PLEASE ATTACH AN ORIGINAL EXECUTED U.S. INTERNAL REVENUE SERVICE FORM W-9 AND/OR FORM 4224, IF APPLICABLE]